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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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MONOLITHIC SYSTEM TECHNOLOGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1020 Stewart Drive
Sunnyvale, CA 94085

Dear Stockholder,

        You are cordially invited to attend the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Monolithic System Technology, Inc. (the "Company"), to be held on November 11, 2004, 9:30 a.m., local time, at the Company's corporate headquarters located at 1020 Stewart Drive, Sunnyvale, California 94085.

        The matters expected to be acted upon at the meeting are described in detail in the following Notice of the 2004 Annual Meeting of Stockholders and Proxy Statement.

        It is important that your shares be represented and voted at the meeting. Whether you plan to attend the Annual Meeting or not, it is important that you promptly register your vote in accordance with the instructions set forth on the enclosed proxy card. A return addressed envelope is enclosed for your convenience. This will ensure your proper representation at the Annual Meeting. Returning the proxy does not deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

        On behalf of our board of directors, I would like to express our appreciation for your continued interest in the affairs of the Company. We look forward to seeing you at the Annual Meeting.

Sincerely,
First mailed to stockholders on or about October 11, 2004	/s/ FU-CHIEH HSU Fu-Chieh Hsu Chairman of the Board, President and Chief Executive Officer

YOUR VOTE IS IMPORTANT. PLEASE REMEMBER TO PROMPTLY RETURN YOUR PROXY.

MONOLITHIC SYSTEM TECHNOLOGY, INC.
NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
To be held on November 11, 2004

To the Stockholders of Monolithic System Technology, Inc.:

        NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Monolithic System Technology, Inc., a Delaware corporation (the "Company"), will be held on November 11, 2004, at 9:30 a.m., local time, at the Company's corporate headquarters located at 1020 Stewart Drive, Sunnyvale, California 94085, for the following purposes:

          1.     To elect six members of our board of directors to hold office until the next Annual Meeting of Stockholders or until their respective successors have been elected or appointed. The nominees are Fu-Chieh Hsu, Carl E. Berg, Tommy Eng, James D. Kupec, Chi-Ping Hsu and Wingyu Leung.

          2.     To approve the Company's Amended and Restated 2000 Stock Option and Equity Incentive Plan, including approval of its material terms for purposes of Internal Revenue Code Section 162(m).

          3.     To ratify the Audit Committee's appointment of Ernst & Young LLP as the Company's registered independent public accounting firm for the fiscal year ending December 31, 2004.

          4.     To transact such other business as may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Our board of directors has fixed the close of business on October 1, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments of the Annual Meeting. A list of such stockholders will be available for inspection at the principal office of the Company.

        You are cordially invited to attend the Annual Meeting. However, to ensure that you are represented at the Annual Meeting, please register your vote as promptly as possible in accordance with the instructions set forth on the enclosed proxy card. A return addressed envelope is enclosed for your convenience. If you attend the Annual Meeting, you may vote in person even though you have returned a proxy card previously. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ MARK VOLL Mark Voll Secretary

Sunnyvale, California
October 11, 2004

MONOLITHIC SYSTEM TECHNOLOGY, INC.
1020 Stewart Drive
Sunnyvale, California 94085

PROXY STATEMENT

GENERAL INFORMATION

        This Proxy Statement is furnished in connection with the solicitation by the board of directors of Monolithic System Technology, Inc., a Delaware corporation (the "Company"), of proxies, in the accompanying form, to be used at the 2004 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's corporate headquarters located at 1020 Stewart Drive, Sunnyvale, California 94085 on November 11, 2004, at 9:30 a.m., local time, and any adjournments of the Annual Meeting. Unless the context otherwise requires, the "Company," "we," "us," and similar terms refer to Monolithic System Technology, Inc.

        This Proxy Statement and the accompanying proxy card are being mailed on or about October 11, 2004 to all stockholders entitled to notice of and to vote at the Annual Meeting.

SOLICITATION AND VOTING PROCEDURES

        Shares represented by valid proxies in the form enclosed, received in time for use at the Annual Meeting and not revoked at or prior to the Annual Meeting, will be voted at the Annual Meeting, as discussed below. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock is necessary to constitute a quorum at the Annual Meeting. Holders of our common stock are entitled to one vote per share on all matters. To vote in person, a stockholder must attend the Annual Meeting, and then complete and submit the ballot provided at the meeting. To vote by proxy, a stockholder must either mark, sign, and date the enclosed proxy card and mail it to the Company's transfer agent or submit a proxy electronically by using the Internet and logging on to www.eproxyvote.com/mosy/ by following the instructions provided on the proxy card. An automated system administered by the Company's transfer agent tabulates stockholder votes submitted by proxy, and an officer of the Company will tabulate votes cast in person at the Annual Meeting.

        Brokers holding shares in street name for customers have the authority to vote on certain matters when they have not received instructions from the beneficial owners of shares. Brokers that do not receive instructions from the beneficial owners are entitled to vote on Proposal No. 1 (the election of directors), and Proposal No. 3 (the ratification of appointment by the Audit Committee of Ernst & Young LLP as the Company's independent registered public accounting firm for the 2004 audit. Brokers that do not receive instructions from the beneficial owners regarding Proposal No. 2 (approval of Amended and Restated 2000 Stock Option and Equity Incentive Plan) are not entitled to vote on the proposal, and these are referred to as broker "non-votes."

        The voting requirements for the proposals that we will consider at the Annual Meeting are as follows:

  •
  Election of Directors.  Directors are elected by a plurality, and the six directors who receive the most votes will be elected to our board of directors. Votes withheld will not affect the election of directors.

  •
  Approval of Amended and Restated 2004 Stock Option and Equity Incentive Plan.  An affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting is necessary for approval of Proposal 2 to approve the Amended and

    Restated 2000 Stock Option and Equity Incentive Plan, as amended. Abstentions and broker "non-votes" will have the same effect as voting against the proposal.

  •
  Ratification of Appointment of Ernst & Young LLP as Registered Independent Public Accounting Firm.  An affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting is necessary for approval of Proposal No. 3 to ratify the Audit Committee's appointment of Ernst & Young LLP as our independent registered public accounting firm for the audit of our fiscal 2004 financial statements. Abstentions will have the same effect as voting against the proposal.

        All proxies will be voted as specified on the proxy cards submitted by stockholders, if the proxy is properly executed or electronically submitted and is received by the Company prior to the close of voting at the Annual Meeting or any adjournment or postponement of the Annual Meeting. If no choice has been specified, a properly completed and timely returned or electronically submitted proxy card will be voted for our board of directors' nominees and for Proposal Nos. 2 and 3, which are described in detail elsewhere in this Proxy Statement. In addition, all properly completed and timely returned or electronically submitted proxy cards will be voted by the proxies in their discretion for any other matters properly and timely submitted for a vote at the Annual Meeting.

        The close of business on October 1, 2004 has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of our common stock at the close of business on October 1, 2004 will be entitled to notice of and to vote at the Annual Meeting. As of that date, we had 30,295,822 shares of common stock outstanding and entitled to vote. Each share of our common stock is entitled to one vote per share.

        The cost of soliciting proxies, including expenses in connection with preparing and mailing of this Proxy Statement, will be borne by the Company. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The Company will reimburse brokerage firms and other persons representing beneficial owners of common stock for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, electronic facsimile transmission and other electronic means, and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid to directors, officers or employees for such solicitation. The Company has retained Wells Fargo Shareowner Services to assist in the distribution of proxies for a fee estimated to be approximately $4,000.00 plus reasonable out-of-pocket expenses.

        Copies of the Company's 2003 annual report on Form 10-K are being mailed to stockholders with this Proxy Statement. Additional copies of the Company's 2003 annual report on Form 10-K, excluding exhibits, may be obtained by any stockholder without charge by making a request through the Company's website "Investor Information" pages at www.mosys.comor by written request addressed to: Investor Relations, Monolithic System Technology, Inc., 1020 Stewart Drive, Sunnyvale, California 94085.

REVOCABILITY OF PROXIES

        You can revoke your proxy at any time before the voting at the Annual Meeting by sending a properly signed written notice of your revocation to the Secretary of the Company, by submitting another proxy that is properly signed and bearing a later date, by following the specified procedures for submitting a proxy electronically and changing your vote, or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not itself revoke an earlier submitted proxy. You should direct any written notices of revocation and related correspondence to Monolithic System Technology, Inc., 1020 Stewart Drive, Sunnyvale, California 94085, Attention: Secretary.

MANAGEMENT

Directors and Executive Officers

        The names of our current directors and executive officers and certain information about them are set forth below.

Name	Age	Position(s) with the Company
Fu-Chieh Hsu	48	Chairman of the Board, President and Chief Executive Officer
Wingyu Leung	50	Executive Vice President, Chief Technical Officer and Director
Carl E. Berg(1)(2)	67	Director
Tommy Eng(1)(3)	46	Director
Chi-Ping Hsu(2)(3)	49	Director
James D Kupec(1)(2)(3)	49	Director
Mark Voll	50	Vice President, Finance & Administration, Chief Financial Officer and Secretary
Karen Lamar	43	Vice President Sales and Marketing

(1)
Member of Audit Committee

(2)
Member of Compensation Committee

(3)
Member of Technology Strategy Committee

        Fu-Chieh Hsu.    Dr. Hsu has served as our Chairman of the Board since September 1991 and as its President and Chief Executive Officer since April 1992. Dr. Hsu also served as our Chief Financial Officer from April 1992 until May 1996. Prior to joining us, Dr. Hsu was the President and Chairman of the Board of Myson Technology, Inc., a developer of high performance semiconductor products, from August 1990 to August 1991. From May 1985 to August 1990, Dr. Hsu served as Vice President and Chief Technology Officer of Integrated Device Technology, Inc., a developer of high performance semiconductor products and modules. Dr. Hsu holds a B.S. in electrical engineering from National Taiwan University and a M.S. and Ph.D. in electrical engineering from the University of California at Berkeley.

        Wingyu Leung.    Dr. Leung has served as our Executive Vice President, Engineering, and Chief Technical Officer and as a member of our board of directors since April 1992. Dr. Leung also served as our Secretary from April 1992 until May 1996 and again from May 1997 until August 2000. Prior to joining us, Dr. Leung served as a technology consultant to several high technology companies, including Rambus, Inc., a developer of a high-speed chip-to-chip interface technology. Prior to that time, Dr. Leung served as a member of the technical staff of Rambus, and as a senior engineering manager at Integrated Device Technology, Inc., where he managed and participated in circuit design activities. Dr. Leung holds a B.S. in electrical engineering from the University of Maryland, a M.S. in electrical engineering from the University of Illinois, and a Ph.D. in electrical engineering and computer science from the University of California at Berkeley.

        Carl E. Berg.    Mr. Berg has served as a member of our board of directors since September 1992. Since 1997, Mr. Berg has been the Chairman of the Board and Chief Executive Officer of Mission West Properties, Inc., a real estate investment trust. Mr. Berg has been actively engaged in the ownership, development and management of industrial real estate and in venture capital investment for over 30 years. He currently serves as a member of the board of directors of Mission West Properties, Inc., Valence Technology, Inc., a developer of advanced rechargeable battery technology, FOCUS Enhancements, Inc., a developer of video scan conversion products, and Systems Integrated Research Plc, a provider of educational software. Mr. Berg holds a B.A. in business from the University of New Mexico.

        Tommy Eng.    Mr. Eng was appointed to our board of directors on August 12, 2004.    Mr. Eng is the founder of Tera Systems, a privately-held EDA company. He held various management positions, including President, CEO and Vice Chairman from 1996 to 2004. Prior to founding Tera Systems, Mr. Eng was General Manager of Mentor Graphics' Advanced IC Design Automation and Design Consultation division as the result of the acquisition of Silicon Compiler Systems. Mr. Eng received a M.S. in electrical engineering from the University of California at Berkeley. Mr. Eng also serves on the board of directors of Focus Enhancements, Inc.

        Chi-Ping Hsu.    Dr. Hsu was appointed to our board of directors on August 12, 2004. Dr. Hsu is currently a Vice President at Cadence Design Systems in charge of the company's synthesis product lines which position he has held since April 2003. From November 2001 to April 2003, Dr. Hsu was President and Chief Operating Officer of Get2Chip, a supplier of high-performance system-on-chip (SOC) synthesis, which was acquired by Cadence. From January 1995 to November 2001, Dr. Hsu was a member of the Executive Staff at Avant! where he was responsible for directing the company's product and business strategy. A graduate of the Taiwan National University with a B. S. in electrical engineering, Dr. Hsu holds a Ph.D. in electrical engineering and computer science from the University of California at Berkeley.

        James D Kupec.    Mr. Kupec was appointed to our board of directors on August 12, 2004. Mr. Kupec is currently Chief Operating Officer of eSilicon Corporation, a custom semiconductor chip supplier. From April 2003 to September 2004, Mr. Kupec was President of JDK Group, a semiconductor consultancy firm that he founded since April 2003. From April 2002 to April 2003, Mr. Kupec served as CEO of Ammocore, a privately-held EDA company. Mr. Kupec was President of UMC (USA) the U. S. subsidiary of the wafer foundry United Microelectronics Corporation from 1998 to 2002. Mr. Kupec served in senior management positions at Cypress Semiconductor for 14 years, last serving as Senior Vice President where he directed the activities for four major product groups. Mr. Kupec has a B.S. in electrical engineering from the University of Illinois and a M.B.A. from Southern Methodist University.

        Mark Voll.    Mr. Voll has served as our Vice President of Finance and Administration and Chief Financial Officer since June 2002. Mr. Voll previously held the same position with us from March 1998 to June 2000. From June 2000 to May 2002, Mr. Voll served as the Chief Financial Officer for Axis Systems, Inc., a developer of semiconductor verification tools. Mr. Voll holds a B.S. in business administration from Providence College.

        Karen Lamar.    Ms. Lamar became our Vice President of Sales and Marketing on September 8, 2004. Ms. Lamar held the position of Vice President of Sales at SuperH, a semiconductor intellectual property licensing company that is a joint venture between Renesas Technology and ST Microelectronics from June 2003 to August 2004. From September 2000 to June 2003, Ms. Lamar held the position of Vice President of Worldwide Strategic Account Sales at Arc International. Ms. Lamar held the position of

Senior Partner Manager at Advanced RISC Machines (ARM) and was responsible for negotiating licensing transaction with strategic customers from May 1999 to September 2000. Ms. Lamar holds a B.S. in Biology and a M.S. in Electrical Engineering from Boston University.

Composition of the Board and Committees

        Our bylaws provide that the number of directors is determined by resolution of the board of directors until changed by approval of the stockholders or a majority of the directors. The number of directors is currently set at six. Each director is elected to serve until the next annual meeting of stockholders, and until the election and qualification of his or her successor or his or her earlier resignation or removal.

  Majority of Independent Directors

        Our board of directors has determined that Carl E. Berg, Tommy Eng, Chi-Ping Hsu and James D. Kupec are "independent," as defined under the rules of the National Association of Securities Dealers, Inc., "NASD"). Our board of directors has standing Audit, Compensation and Technology Strategy Committees, each of which is comprised solely of independent directors in accordance with the rules of the NASD.

  Audit Committee

        Messrs. Berg, Eng and Kupec are the current members of the Audit Committee. Mr. Berg serves as the Chairman of the committee. The board of directors has determined that Mr. Berg is the "audit committee financial expert," as defined by applicable SEC rules, but that status does not impose on him duties, liabilities or obligations that are greater than the duties, liabilities or obligations otherwise imposed on him as a member of the Audit Committee and the board of directors. Our board of directors established the Audit Committee for the purpose of overseeing the accounting and financial reporting processes and audits of the Company's financial statements. The Audit Committee also is charged with reviewing reports regarding violations of our Code of Ethics and complaints with respect thereto and internal control violations under our whistleblower policy are directed to the Chairman of the Audit Committee. The responsibilities of the Audit Committee are described in the Audit Committee charter which is attached as Appendix A to this Proxy Statement. The Audit Committee has delegated authority to Mr. Berg for review and approval of non-audit services proposed to be provided by our principal auditors.

  Compensation Committee

        Messrs. Berg, Chi-Ping Hsu and Kupec are also the current members of the Compensation Committee, with Mr. Kupec serving as the Chairman of the committee. Our Compensation Committee is responsible for reviewing, recommending and approving our compensation policies and benefits, including the compensation of Fu-Chieh Hsu, our Chief Executive Officer, and the compensation of all of our other executive officers. Our Compensation Committee also has the principal responsibility for the administration of our stock option plan, including approving stock option grants to executives, and our stock purchase plan.

  Nominations Process

        We do not have a nominating committee. Our board of directors instead has appointed Messrs. Berg, Eng, Chi-Ping Hsu and Kupec, who are all of the board's independent directors to assist the board in the search for and evaluation of qualified individuals to become nominees for director and board committee members. The independent directors recommend candidates for nomination for election or reelection for each annual meeting of stockholders and as necessary to fill vacancies and newly created directorships, and candidates for appointment to and removal from committees. The independent directors operate by resolution of the board, rather than by charter.

        The independent directors evaluate each candidate for nomination as director within the context of the needs and the composition of the board as a whole. The independent directors conduct any appropriate and necessary inquiries into the backgrounds and qualifications of candidates. When evaluating a candidate for nomination as director, the independent directors consider the candidate's business experience and skills, independence, judgment and ability and willingness to commit sufficient time and attention to the activities of the board. At a minimum, candidates recommended for nomination must possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of the Company and its stockholders. To date, the Company has not paid any fee to a third party to assist in the process of identifying or evaluating director candidates.

        The Independent Directors will consider candidates for nomination as director who are recommended by the Company's stockholders. The Independent Directors will not evaluate any candidate for nomination as director differently solely because the candidate was recommended by a stockholder. To recommend a prospective candidate for consideration by the Independent Directors, stockholders of the Company should submit the candidate's name and qualifications to the Independent Directors in writing at the following address: Monolithic Systems Technology, Inc., 1020 Stewart Drive, Sunnyvale, California 94058, Attention: Secretary. The Secretary will then forward this information to each Independent Director. To date, no candidate has been recommended by any stockholder or group of stockholders owning more than five percent of our common stock.

  Technology Strategy Committee

        Messrs. Eng, Chi-Ping Hsu and Kupec are the current members of the Technology Strategy Committee. Mr. Eng is Chairman of this committee. Our board of directors established the Technology Strategy Committee in August 2004 to oversee the development, planning and implementation of the Company's long-term intellectual property strategy. Mr. Eng meets frequently with senior management and convenes meetings of the full committee as he determines necessary or appropriate.

  Stockholder Communications with the Board

        Stockholders who desire to communicate with the board, or to a specific director, may do so by delivering the communication addressed to either the board of directors or any director, c/o Monolithic System Technology, Inc., 1020 Stewart Drive, Sunnyvale, California 94058. These communications will be delivered to the board, or any individual director, as specified.

        We have a policy that each director should make every reasonable effort to attend each annual meeting of stockholders. At the Company's 2003 annual meeting of stockholders, two of our directors were in attendance.

  Meetings of the Board and Committees.

        During the fiscal year ended December 31, 2003, including telephonic meetings, there were four meetings of the board of directors, four meetings of the Audit Committee and four meetings of the Compensation Committee. Every director attended at least 75% of the meetings of the board and each committee held during the period for which he was a director during the fiscal year ended December 31,

2003. In addition, the members of the board of directors, the Compensation Committee and the Audit Committee acted at times by unanimous written consent pursuant to Delaware law.

Compensation of Directors

        In 2003, members of our board of directors did not receive any compensation for their services as directors. In August 2000, we granted options to purchase 10,000 shares of common stock to Mr. Berg for the years beginning in each March of 1997 through 2002 under our 1996 Stock Option Plan. We granted options to purchase 10,000 shares of common stock in each of five consecutive years to Dr. Yen for the years beginning in each August from 2000 through 2004. His options stopped vesting when he left the board in April 2004 and expired without exercise. All of these options vested during each year at a rate of approximately 833 shares each month.

        Our 2000 Stock Option Plan currently provides that options will be granted to non-employee directors pursuant to an automatic, nondiscretionary grant mechanism. Each non-employee director receives automatically a grant of an option to purchase 10,000 shares of common stock each year at an exercise price set at the fair market value of the Common Stock on the date of grant. These options vest at a rate of approximately 833 shares each month. Pursuant to this provision, the Company granted options in 2003 to Mr. Berg to purchase 10,000 shares of Common Stock, which options begin vesting in March 2005. In August 2004, the board of directors authorized initial option grants to each of Messrs. Eng, Kupec and Chi-Ping Hsu to purchase 40,000 shares of our common stock, at an exercise price equal to the fair market value on the date of grant as initial option grants to newly appointed non-employee directors, which number of shares is consistent with our past practice in awarding option grants to new non-employee directors. These options vest ratably on a monthly basis from August 2004 through August 2008, subject to the director's continued service on our board of directors.

        Under the proposed Amended and Restated 2000 Stock Option and Equity Incentive Plan, which we are asking the stockholders to approve in Proposal No. 2, the number of shares that may be granted automatically to each non-employee director for each year of service on our board, will be increased from 10,000 to 20,000 shares to be awarded as of the date of each annual meeting of stockholders, beginning with this Annual Meeting. This increase would benefit all four non-employee directors nominated for election at the annual meeting, Messrs. Berg, Kupec, Chi-Ping Hsu and Eng, if they are elected by the stockholders. Subject to stockholder approval of the Amended and Restated 2000 Stock Option and Equity Incentive Plan and the election of these nominees to the board, under the amended plan the initial option grants to Messrs. Eng, Kupec and Chi-Ping Hsu as newly appointed non-employee directors will be increased by 40,000 shares, which will vest over the same 48-month period as their initial option grants. In addition, the Amended and Restated 2000 Stock Option and Equity Incentive Plan provides that the board of directors, in its discretion, may authorize additional option grants for up to 40,000 shares per year to each non-employee director and such number of additional shares to be awarded or granted under stock options to committee chairs and other non-employee directors for extraordinary service on the board of directors as a disinterested majority of the directors may determine in its discretion. Pursuant to this latter authority, if the stockholders approve Proposal No. 2, Mr. Eng will receive an option grant to purchase an additional 80,000 shares of common stock, which shares will vest ratably on a monthly basis over the four-year period from August 2004 through August 2008.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following Summary Compensation Table sets forth summary information as to compensation received by our Chief Executive Officer and each of the four other most highly compensated persons who were serving as executive officers of the Company as of December 31, 2003 (collectively, the "named executive officers") for services rendered to us in all capacities during the three fiscal years ended December 31, 2003.

Long-term Compensation
Annual Compensation
Name				Securities Underlying Options
	Year	Salary ($)	Bonus ($)
Fu-Chieh Hsu Chairman of the Board, President and Chief Executive Officer	2003 2002 2001	$279,108 266,167 238,000	$72,663 73,979 57,040	113,621 81,691 60,000
Wingyu Leung Executive Vice President, Chief Technical Officer and Director	2003 2002 2001	232,950 221,833 198,000	58,130 65,123 57,040	92,897 67,353 50,000
Mark-Eric Jones(1) Vice President and General Manager—Intellectual Property	2003 2002 2001	206,792 197,000 184,000	29,065 36,273 35,650	61,448 48,676 40,000
Andre Hassan(2) General Manager—Discrete Products	2003 2002 2001	171,871 160,250 148,875	29,065 34,417 35,650	61,448 48,676 40,000
Mark Voll(3) Vice President, Finance & Administration, Chief Financial Officer and Secretary	2003 2002	178,238 87,500	2,085 —	26,710 200,000

(1)
Mr. Jones resigned his position with us in July 2004.

(2)
Mr. Hassan resigned his position with us in August 2004.

(3)
Mr. Voll was appointed Vice President, Finance and Administration, Chief Financial Officer and Secretary in June 2002.

Option Grants in Last Fiscal Year

        The following table provides information regarding the grant of stock options during fiscal year 2003 to the named executive officers.

Potential realizable value at assumed annual rates of stock price appreciation for option term(4)
	Number of securities underlying options granted(1)	% of total options granted to employees in 2003(2)
				Exercise Price(3)	Expiration Date
						5%	10%
Fu-Chieh Hsu	53,621 60,000	5.03 5.63	% %	$6.89 9.81	4/16/2013 9/2/2013	$232,344 370,167	$588,806 938,077
Wingyu Leung	42,897 50,000	4.03 4.69	% %	6.89 9.81	4/16/2013 9/2/2013	185,876 308,473	471,047 781,731
Mark-Eric Jones(5)	21,448 40,000	2.01 3.75	% %	6.89 9.81	10/30/2004 10/30/2004	92,936 246,778	235,518 625,385
Andre Hassan(5)	21,448 40,000	2.01 3.75	% %	6.89 9.81	11/13/2004 11/13/2004	92,936 246,778	235,518 625,385
Mark Voll	1,710 25,000	0.16 2.35	% %	6.89 9.81	4/16/2013 9/2/2013	7,410 154,236	18,777 390,865

(1)
Options are incentive stock options to the extent qualified and nonstatutory options otherwise. All of the options have a 10-year term and generally terminate if not exercised with 90 days following the executive's employment with the Company or the expiration date, whichever occurs earlier. Each of the named executive officers in the table received an option grant under the 2000 Stock Option Plan on September 2, 2003. Those options vest as to 1/4th of the shares subject to each option on the first anniversary of the grant date and 1/36th of the shares subject to each option vest monthly thereafter. In addition, on April 16, 2003 each of such named executive officers received additional options under the 2000 Stock Option Plan as bonuses for the Company's performance as measured against certain pre-established performance goals for each officer. The bonus stock options were immediately vested as to 50% of the shares of common stock on the grant date. The remaining option shares vest ratably each month over the two-year period following the grant date, subject to continued service.

(2)
The percentage of total options granted is based upon options to purchase an aggregate of 1,065,624 shares of common stock granted during the fiscal year ended December 31, 2003 to our employees, including the named executive officers and outside Directors.

(3)
All options were granted at an exercise price equal to the fair market value of our common stock on the grant date. Fair market value for the two groups of option grants was equal to the closing price on the Nasdaq National Market on April 16, 2003 and September 2, 2003, respectively.

(4)
Potential realizable value has been calculated by assuming that the market price of our common stock appreciates 5% and 10% each year from the date of grant of the options until the expiration of the options. These assumed annual rates of appreciation were used in compliance with the rules of the SEC and are not intended to forecast future price appreciation of our common stock. The actual value realized from the options could be substantially higher or lower than the values reported above, depending upon the future appreciation or depreciation of our common stock during the option period and the timing of the exercise of the options. Unless the executive officer remains employed until he vests in the option shares and the market price of our common stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

(5)
These named executive officers are no longer employed by us.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Values

        The following table provides information regarding the aggregate exercises of options by each of the named executive officers. In addition, this table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2003, and the value of "in-the-money" options, which values represent the positive spread between the exercise price of any such options and the fiscal year-end value of our common stock.

			Number of Securities Underlying Unexercised Options At December 31, 2003		Value of in-the Money Options At December 31, 2003(3)
	Shares acquired on exercise	Value Realized(1)
			Exercisable(2)	Unexercisable	Exercisable	Unexercisable
Fu-Chieh Hsu	—	$—	287,088	143,224	$1,078,250	$34,598
Wingyu Leung	30,000	183,300	201,337	118,913	607,263	27,916
Mark-Eric Jones(4)	97,500	752,345	291,126	90,498	1,526,786	14,907
Andre Hassan(4)	50,000	508,500	191,355	89,769	808,417	14,491
Mark Voll	—	—	76,140	150,570	1,915	958

(1)
Value based on the fair market value of our common stock on the date of exercise less the option exercise price.

(2)
Pursuant to the option agreements for option grants made under the Company's 1996 Stock Plan, the option holders were entitled to elect to exercise all or any part of their vested and unvested options at any time. Any shares of our common stock received by the optionee on exercise of unvested options become subject to the Company's right of repurchase pursuant to a restricted stock purchase agreement. The number of shares so obtained that are subject to the Company's right of repurchase decreases over time in accordance with the vesting schedule applicable to the unvested options exercised. Accordingly, all options granted to the named executive officers under the 1996 plan are deemed to be exercisable for the purpose of the following table, even though Messrs. Hsu, Leung, Jones and Hassan had 4,687, 4,167, 3,750, and 3,021 unvested shares, respectively, subject to repurchase at December 31, 2003.

(3)
Value based on the fair market value of our common stock of $8.57 on December 31, 2003, less the option exercise price.

(4)
There named executives officers are no longer employed by us.

Employment Contracts, Termination of Employment and Change-in-Control Agreements

        We currently have confidentiality and invention assignment agreements in place with the named executive officers. We do not, however, have any compensatory plan or arrangement with any named executive officer that is activated upon the resignation, termination or retirement of any of these executive officers, or in the event there is a change in control of the Company.

SHARE OWNERSHIP

        The following table sets forth certain information as of August 31, 2004, concerning the ownership of our common stock by:

  •
  each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock;

  •
  each current member of our board of directors;

  •
  each named executive officer; and

  •
  all current directors and executive officers as a group.

        Beneficial ownership is determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended, and includes all shares over which the beneficial owner exercises voting or investment power. Options and warrants to purchase common stock that are presently exercisable or exercisable within 60 days of August 31, 2004 and are included in the total number of shares beneficially owned for the person holding those options or warrants are considered outstanding for the purpose of calculating percentage ownership of the particular holder. We have relied on information supplied by our officers, directors and certain stockholders and on information contained in filings with the SEC. Except as otherwise indicated, and subject to community property laws where applicable, we believe, based on information provided by these persons, that the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name of Principal Stockholders(1)	Number of Shares Beneficially Owned	Shares Issuable on Exercise of Outstanding Options Within 60 days of August 31, 2004	Percent of Outstanding Shares(2)
1981 Kara Ann Berg Trust, Clyde J. Berg, Trustee(3) 10050 Bandley Drive, Cupertino, CA 94014	2,304,830	—	7.3%
Current Directors
Fu-Chieh Hsu(4)	3,792,359	352,359	11.9%
Wingyu Leung(5)	3,124,092	255,512	9.9%
Carl E. Berg(6)	205,829	75,833	*
Tommy Eng	3,334	3,334	*
Chi-Ping Hsu	1,667	1,667	*
James D. Kupec	1,667	1,667	*
Named Executive Officer who is not a Director
Mark Voll	167,017	127,017	*
All current directors and executive officers as a group (7 persons)	7,295,965	817,389	22.6%

*
Represents holdings of less than one percent.

(1)
Unless indicated otherwise, the address of each person listed in the table is c/o Monolithic System Technology, Inc., 1020 Stewart Drive, Sunnyvale, California 94085.

(2)
The percentage of beneficial ownership is based on 31,441,922 shares of common stock outstanding as of August 31, 2004 and excluding all shares of common stock issuable upon the exercise of outstanding options other than the shares issuable upon the exercise of options held and exercisable within 60 days of August 31, 2004 by the named person.

(3)
Clyde J. Berg is Carl E. Berg's brother, and Carl Berg's adult daughter is the sole beneficiary of this trust. Mr. Berg disclaims beneficial ownership of all these shares.

(4)
Fu-Chieh Hsu has sole voting and dispositive authority over 2,920,000 shares which he personally owns (in addition, he may purchase up to 352,359 shares pursuant to options exercisable within 60 days of August 31, 2004). Fu-Chieh Hsu shares voting and dispositive authority as a trustee with co-trustee Adela Lee over 240,000 shares held in trust for the benefit of his son, Percy Alexander Hsu (the "Percy Trust"); he shares voting and dispositive authority as a trustee with co-trustee Adela Lee over 240,000 shares held in trust for the benefit of his son, Jerone Lee Hsu (the "Jerone Trust"); he is deemed to beneficially own 20,000 shares held directly by Percy Alexander Hsu; and he is deemed to beneficially own 20,000 shares held directly by Jerone Lee Hsu. Fu-Chieh Hsu disclaims beneficial ownership of the 240,000 shares held by the Percy Trust, the 240,000 shares held by the Jerone Trust, the 20,000 shares held by Percy Alexander Hsu and the 20,000 shares held by Jerone Lee Hsu as he has no economic interest in any of these shares.

(5)
Wingyu Leung has sole voting and dispositive authority over 2,250,680 shares which he personally owns (in addition, he may purchase up to 255,512 shares pursuant to options exercisable within 60 days of August 31, 2004). Wingyu Leung shares voting and dispositive authority as a trustee with co-trustee Louise Shun-Yan Leung over 300,000 shares held in trust for the benefit of his son, Michael Pak Shing Leung (the "Michael Trust"); and he shares voting and dispositive authority as a trustee with co-trustee Louise Shun-Yan Leung over 300,000 shares held in trust for the benefit of his son, Matthew Pak-Ling Leung (the "Matthew Trust"). In addition, Wingyu Leung's wife owns 17,900 shares. Wingyu Leung disclaims beneficial ownership of the 300,000 shares held by the Michael Trust, the 300,000 shares held by the Matthew Trust and 17,900 shares owned by his wife as he has no economic interest in any of these shares.

(6)
Includes 124,998 shares held by Berg & Berg Enterprises, LLC, of which Mr. Berg is the sole manager. Mr. Berg disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest in them. Also includes 4,998 shares owned by Mr. Berg's wife. Mr. Berg disclaims beneficial ownership of these shares. Mr. Berg's business address is 10050 Bandley Drive, Cupertino, CA 95014.

PERFORMANCE GRAPH
COMPARISON OF STOCKHOLDER RETURN

        The following graph compares cumulative total stockholder return on our common stock with that of the S&P 500 Index and the S&P Technology Sector Index. The comparison assumes that $100 was invested on June 28, 2001 (the date of the Company's initial public offering) in our common stock, the stocks included in the S&P 500 and the stocks included in the S&P Technology Sector Index.

        The comparisons shown in the graph below are based upon historical data, and the Company cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of our common stock. Information used in the graph was obtained from Standard and Poor's website, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

COMPARISON OF 30 MONTH CUMULATIVE TOTAL RETURN AMONG
MONOLITHIC SYSTEM TECHNOLOGY, INC., THE S&P 500 INDEX AND THE
S&P TECHNOLOGY SECTOR INDEX

	Cumulative Total Return
	6/28/2001	12/31/2001	12/31/2002	12/31/2003
MONOLITHIC SYSTEM TECHNOLOGY, INC.	100.00	206.00	120.80	85.70
S & P 500	100.00	93.63	71.75	90.68
S & P TECHNOLOGY SECTOR	100.00	89.44	55.83	81.82

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Since January 1, 2003, the Company has not entered into any material transaction with any of its directors, executive officers or holders of more than 5% of the Company's Common Stock, or with any persons in which directors, executive officers or such stockholders have direct or indirect material interests.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of ours. Directors, executive officers and greater than 10% holders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of Forms 3 and 4 received during 2003 and Forms 5 (or any written representations) received with respect to fiscal year 2003, we believe that all directors, executive officers and 10% stockholders complied with all applicable Section 16(a) filing requirements during 2003.

REPORT ON EXECUTIVE COMPENSATION BY THE
COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

        In 2003, the Compensation Committee consisted of Carl Berg and Wei Yen. In April 2004, Mr. Yen resigned from our board of directors. In August 2004, Chi-Ping Hsu and James D. Kupec were appointed to our board of directors and the Compensation Committee.

Compensation Philosophy

        Our executive compensation policy is designed to attract and retain qualified executive personnel by providing executives with a competitive total compensation package based in large part on the executive's contribution to our financial and operational success, the executive's personal performance and increases in stockholder value as measured by our stock price.

Compensation Program

        The compensation package for our executive officers comprises the following three components:

        Base Salary.    The Compensation Committee determines the base salary of each executive based on the executive's scope of responsibility, past accomplishments and experience and personal performance, internal comparability considerations and data regarding the prevailing compensation levels for comparable positions in relevant competing executive labor markets. The Compensation Committee may give different weight to each of these factors for each executive, as it deems appropriate. In selecting comparable companies for the purpose of setting competitive compensation for executives, the Compensation Committee considers many factors not directly associated with stock price performance, such as geographic location, annual revenue and profitability, organizational structure, development stage and market capitalization.

        Annual Incentive Compensation.    In 2003 and prior years, each of the executive officers could earn annual bonuses set at a percentage of his or her base salary on the basis of the Company's performance as measured against certain pre-established performance measures, principally revenues, and the attainment of individual objectives set for each officer, other than the CEO, based upon the CEO's recommendations. The Compensation Committee established the performance objectives for the CEO. Based on performance against their objectives certain executive officers received bonus payments in 2003.

        Stock Options.    The Compensation Committee believes that granting stock options to executives and other key employees on an ongoing basis gives them a strong incentive to maximize stockholder value and aligns their interests with those of other stockholders. The Compensation Committee determines stock option grants under the 2000 Stock Option Plan to all executive officers and employees of the Company. In determining the size of stock option grants under the annual bonus program for officers, the Compensation Committee takes into account the executive's current position with and responsibilities to the Company in setting the annual target grant. The percentage of the target grant awarded to the officer depends upon the Company's performance against specified revenue, net income and intellectual property licensing revenue objectives for each half of the fiscal year. Generally, each stock option grant allows the executive to purchase shares of common stock at a price per share equal to the market price on the date the option is granted, but the Compensation Committee has the power to grant options at a lower price if considered appropriate under the circumstances. Each stock option grant generally becomes exercisable, or vests, in installments over time, contingent upon the executive's continued employment with the Company.

        In 2003, the Compensation Committee approved stock bonus grants under the 2000 Stock Option Plan to certain executive officers based upon the Company's performance as measured against certain pre-established performance goals for each officer during the second half of 2002. Those options vest 50% immediately and the remaining 50% vests monthly over two years. The exercise price was equal to the fair market value of the common stock on the grant date. The Compensation Committee determined that executive officers, including the CEO, will not be eligible to receive bonus option grants with respect to the Company's performance during fiscal 2003.

        Compensation of Chief Executive Officer.    In 2003, the compensation for Fu-Chieh Hsu, the Company's CEO, was comprised of the three components described above, and is reviewed annually. In setting Dr. Hsu's compensation package for fiscal year 2003, the Compensation Committee intended to provide a base salary competitive with that paid to other chief executive officers in competing executive labor markets, and to make a significant portion of the total compensation package contingent upon the Company's financial and operational performance. During 2003, Dr. Hsu received a base salary of $279,108. Dr. Hsu was awarded a total cash bonus of approximately $72,663 based primarily on the achievement of financial and operational targets.

        Compliance with Internal Revenue Code Section 162(m).    Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly-held companies for compensation paid to certain executive officers, to the extent that compensation paid to the officer exceeds $1 million during the Company's taxable year. The compensation paid to the Company's executive officers for the year ended December 31, 2003 did not exceed the $1 million limit per officer. In addition, the Company's employee stock option plans and option grants to executives have been structured so that any compensation deemed paid to an executive officer in connection with the exercise of his or her outstanding options with an exercise price per share equal to the fair market value per share of the common stock on the grant date will qualify as performance-based compensation that will not be subject to the $1 million limitation. The Compensation Committee does not expect to take any action at this time to modify cash compensation payable to the executive officers that would result in the application of Section 162(m).

The Compensation Committee of the Board of Directors:
James D. Kupec (Chairman) Carl E. Berg Chi-Ping Hsu

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The Compensation Committee of the board of directors is responsible for determining salaries, incentives and other forms of compensation for directors, officers and other employees, and administers our incentive compensation and benefit plans. During 2003, none of our executive officers served as a member of the board of directors or compensation committee of any entity that had one or more of its executive officers serving as a member of our board of directors or Compensation Committee. Messrs. Berg, Chi Ping Hsu and Kupec were not officers or employees of ours during 2003, or at any other time.

SPECIAL NOTE

        Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Audit Committee Report (including reference to the independence of the Audit Committee members), the Report on Executive Compensation by the Compensation Committee and the Performance Graph are not deemed filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes unless specifically so provided in any such filing.

AUDIT COMMITTEE REPORT

        The Audit Committee reviews, acts on and reports to the board of directors with respect to various auditing and accounting matters. The Audit Committee also monitors the performance of the independent auditors, and reviews the audit report on the consolidated financial statements following completion of the audit and the accounting practices of the Company with respect to internal accounting and financial controls. Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent auditors audit the financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States and discuss with the Audit Committee any issues they believe should be raised with us. The Audit Committee's responsibilities under the Audit Committee charter adopted by the board of directors effective August 15, 2000 and amended as of February 22, 2004, include the selection or dismissal of the independent auditors, review of the scope of the annual audits, and approval of fees to be paid to the independent auditors.

        The Audit Committee charter as amended to date, is attached to this proxy statement as Appendix A and also can be found through our website www.mosys.com.

        During the fiscal year ended December 31, 2003, Mr. Berg and Dr. Wei Yen served on the Audit Committee for the entire year. Dr. Yen served on the Audit Committee until April 2004. Paul Russo served on the Audit Committee until the end of August 2003.

        The Audit Committee reviewed and discussed the audited financial statements of the Company for fiscal year 2003 with management and Ernst & Young LLP ("E&Y"), the Company's independent auditors. The Audit Committee discussed with E&Y matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). E&Y provided the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence

Discussions with Audit Committees). The Audit Committee has discussed E&Y's independence with members of that firm. The Audit Committee received written confirmations from management with respect to the non-audit services provided by E&Y and has considered whether the provision of such services is compatible with maintaining the auditor's independence. The Audit Committee has determined that the rendering of such services by E&Y is compatible with maintaining the auditors' independence.

        Based on the discussions with E&Y concerning the audit, the independence discussions and the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the board of directors that MoSys the Company's financial statements for the fiscal year ended December 31, 2003 be included in its 2003 Annual Report on Form 10-K filed with the SEC.

The Audit Committee of the Board of Directors:
Carl E. Berg (Chairman) Tommy Eng James D. Kupec

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

        At the Annual Meeting, six directors (constituting our entire board of directors) are to be elected to serve until the next annual meeting of stockholders and until a successor for such director is elected and qualified, or until the death, resignation or removal of such director. There are six nominees, all of whom are currently directors of the Company.

NOMINEES

        Set forth below is information regarding the nominees for election to our board of directors:

Name	Position(s) with the Company	Year First Elected Director
Fu-Chieh Hsu	Chairman of the Board, President and Chief Executive Officer	1991
Wingyu Leung	Executive Vice President, and Chief Technical Officer and Director	1992
Carl E. Berg	Director	1992
Tommy Eng	Director	2004
Chi-Ping Hsu	Director	2004
James D Kupec	Director	2004

        Each person nominated has agreed to serve if elected, and our board of directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current board of directors to fill the vacancy.

        Our board of directors unanimously recommends that the stockholders vote FOR the election of all of the above nominees.

PROPOSAL NO. 2:
APPROVAL OF AMENDED AND RESTATED
2000 STOCK OPTION AND EQUITY INCENTIVE PLAN

General

        Our board of directors is asking our stockholders to approve our Amended and Restated 2000 Stock Option and Equity Incentive Plan (the "Plan"). Our stockholders are also being asked to approve the material terms of the Plan and the performance goals thereunder for the purpose of having awards under the 2000 Stock Option Plan qualify as "performance-based" compensation under Section 162(m) of the Internal Revenue Code. We are not seeking an increase in the number of shares of common stock to be reserved for future issuance under the Plan.

        Our employees, directors and consultants who provide bona fide services to us are eligible to participate in the 2000 Stock Option Plan. As of August 31, 2004, there were approximately 85 persons who were eligible to participate in the 2000 Stock Option Plan, all of whom were employees and/or directors. As of August 31, 2004, 1,380,762 shares of common stock remained available for grant under the Plan. The number of shares reserved under the Plan increases annually by 500,000 shares per year. The Plan is generally administered by the Compensation Committee of the board of directors.

        In addition to the options to be received by the three non-employee directors discussed below, our executive officers and non-employee directors have an interest in this proposal as they will receive future awards under the Plan, as amended.

2000 Stock Option Plan, As Amended—Material Differences

        The Plan, as amended (assuming approval of the amendment of the plan by the requisite vote of our stockholders), will allow us to grant a wider range of awards than is permitted under the existing Plan, including restricted stock, stock appreciation rights, performance shares, performance units and deferred stock units, which will help us achieve our goal of attracting, retaining and motivating our personnel. We believe that the amended Plan will be an essential element of our competitive compensation package. Material differences between the Plan before and after the proposed amendments include the following:

  •
  The amended Plan authorizes the board or Committee to grant a broad range of awards in addition to stock options, including stock grants, restricted stock, performance-based awards, restricted stock units representing a right to acquire shares in the future and stock appreciation rights and to determine the applicable terms, including price, of such awards.

  •
  Under the amended Plan, the exercise price of nonstatutory stock options can be determined by the Committee in its sole discretion, and so can be lower than the current limit of 85% of the market price of the common stock at the date of grant.

  •
  The amended Plan specifies an initial grant to newly appointed non-employee directors of nonstatutory stock options to purchase 80,000 shares, which represents twice the number of shares historically granted by the Company to new non-employee directors, and an annual automatic grant of 20,000 shares to each non-employee director, which is twice the amount provided in the current plan; in each case such options would vest monthly over four years.

  •
  The amended Plan authorizes the Committee to grant additional stock options and awards of up to 40,000 shares of common stock per year to non-employee directors and such number of shares as a disinterested majority of the directors may determine in its discretion in recognition of additional duties to be performed as a committee chair or for other extraordinary service to the board.

  •
  The amended Plan provides for automatic acceleration of vesting for options granted to non-employee directors in the event of an acquisition of the Company.

        The proposed amendments also make a number of technical and conforming amendments to the Plan.

        If Proposal No. 2 is approved by stockholders, the effect will be to ratify and approve offers previously made by the Board to grant additional nonstatutory stock options to purchase 40,000 shares of common stock to each of James Kupec, Tommy Eng and Chi-Ping Hsu and a further grant of a nonstatutory stock option to purchase 80,000 shares of common stock to Mr. Eng for acting as Chair of the board's newly established Technology Strategy Committee. These options will have an exercise price of $3.88 per share, which was the price of our common stock on August 12, 2004 when these new directors joined our board, and will vest monthly from August 2004 through August 2008 subject to continued performance throughout the period of the directorial services for which these options are being issued.

        Furthermore, as noted above, the Plan as amended, would permit each non-employee director to receive automatic grants of 20,000 shares per year, and subject to future resolutions that could be adopted by the board of directors, up to 40,000 additional shares per year. The board of directors intends to exercise this discretionary authority only as reasonably necessary or appropriate to attract or retain high quality directors.

Summary of the Plan Amended

        The essential features of the Plan, as amended, are summarized below. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the provisions of the Plan, as amended, which is attached as Appendix B to this Proxy Statement. Capitalized terms used herein and not defined shall have the meanings set forth in the Plan, as amended.

        General.    The purposes of the Plan are to attract and retain the best available personnel, provide additional incentive to our employees, consultants and directors and promote the success of our business. The amended Plan also provides for awards other than stock options (referred to as "awards"), including, restricted stock, stock appreciation rights, performance shares, performance units and stock grants. Options granted under the Plan may either be incentive stock options or nonqualified stock options.

        Shares Subject to the Plan.    The maximum number of shares, which are reserved for issuance under the Plan is 6,707,000, plus an annual increase of 500,000 on January 1 of each year, or a lesser amount determined by our board of directors. If an option expires or any portion of an option remains unexercised or an option is surrendered to us, such unissued or surrendered shares shall become available for future grant under the Plan. The amended Plan will fix the annual increase at 500,000 shares per year.

        Administration.    The Plan may be administered by our board of directors or a committee consisting of at least two non-employee directors and currently is administered by the Compensation Committee of the board of directors (the "Committee"), which is presently composed of three members, all of whom are independent directors as defined by the regulations of the SEC and the rules of the NASD. Members of the Committee serve until the appointment of their successors or their removal by the board at any time. The board may at any time exercise any of the powers and responsibilities assigned to the Committee under the Plan. Additionally, under the amended Plan the Committee may delegate to an executive officer or officers the authority to grant awards under the Plan to employees who are not officers or to consultants in accordance with guidelines established by the Committee. Subject to the provisions of the Plan, the Committee has complete authority to make, or select the manner of making, all determinations with respect to awards to be granted, including the form of award and the employee, consultant or director to receive the award, by considering such factors as the Committee shall deem relevant in its discretion. Subject to the provisions of the Plan, the Committee also has complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plans, to determine the terms and provisions of any agreements concerning the terms of an award, and to make all other determinations necessary or advisable for the administration of the Plan. The authority of the Committee under the amended Plan includes the ability to reprice, cancel and repurchase outstanding options and awards. All decisions, interpretations and other actions of the Committee shall be final and binding on all holders of options or rights and on all persons deriving their rights therefrom.

        Eligibility.    No participant may be granted stock options and awards to purchase more than 1,000,000 shares of common stock in any calendar year. The Plan provides that awards may be granted to our employees, consultants and directors.

        Code Section 162(m) Performance Goals.    The Plan permits us to also issue options and other awards to named executive officers that qualify as performance-based under Section 162(m) of the Internal Revenue Code. Under the amended Plan, the Committee may make performance goals applicable to a participant with respect to an award. At the Committee's discretion, one or more of the following performance goals may apply: pre- or after-tax net earnings, revenue, revenue growth, operating earnings, operating cash flow, return on net assets, return on stockholders' equity, return on assets, return on capital, Common Stock price growth, stockholder returns, gross or net profit margin, earnings per share, price per share of common stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee may use other performance goals for awards that are not intended to qualify as performance-based under Section 162(m) of the Internal Revenue Code. The exercise price of any option intended to qualify as a qualified performance-based award must be no less than the fair market value of the stock on the date on which the option is granted. The Committee has full discretion to establish the length of any restriction period or performance period and the nature of the performance goal with respect to qualified performance based awards other than options. Participants are eligible to receive payment under a qualified performance-based award subject to achievement of a performance goal or goals only if the applicable goals are achieved within the performance period as determined by the Committee. In determining the actual size of a qualified performance-based award, the amount earned for the performance period may be reduced or eliminated in the discretion of the Committee.

        Terms and Conditions of Options.    Each option granted under the amended Plan is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

  •
  Exercise Price.  The Committee determines the exercise price of options at the time the options are granted. However, the exercise price of an incentive stock option may not be less than 100% of the fair market value of our common stock on the date such option is granted. The exercise price of a nonqualified stock option will not be subject to any price restriction under the amended Plan. As our common stock is listed on the Nasdaq National Market, the fair market value is the closing sale price for our common stock (or the closing bid if no sales were reported) on the date the option is granted. No incentive stock option may be granted to any employee who on the date of grant owns more than ten percent of our common stock, unless the exercise price of the option is equal to at least 110% of the fair market value of such shares on the date of grant.

  •
  Form of Consideration.  The means of payment for shares issued upon exercise of an option is specified in each option agreement and generally may be made by cash, check, and if authorized by the Committee, payment in some other manner, including other shares of our common stock owned by the optionee.

  •
  Exercise of the Option.  Each stock option agreement will specify the term of the option and the date when the option is to become exercisable. Unless the Committee determines otherwise, each option shall become exercisable as to one-fourth of the option shares on the first anniversary of the date of grant and as to 1/36th of the option shares monthly thereafter, subject to the optionee's continuous employment with the Company. In no event will an incentive stock option granted under the amended Plan be exercised more than ten years after the date of grant.

  •
  Termination of Employment.  Unless otherwise provided in the applicable option agreement, if an optionee's employment or service as a director or consultant terminates for any reason (other than death or permanent disability), all options held by the optionee under the Plan expire upon the earlier of the expiration date of the option or 30 days after the date of termination of employment or service. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable at the time of termination of employment.

  •
  Disability of Optionee.  Unless provided otherwise in the applicable option agreement, if an employee is unable to continue employment with us as a result of permanent and total disability (as defined in the Code), all options held by such optionee under the Plan shall expire upon the earlier of six months after the date of termination of the optionee's employment or the expiration date of the option. The optionee may exercise all or part of his or her option at any time before such expiration to the extent that such option was exercisable at the time of termination of employment.

  •
  Death of Optionee.  Unless provided otherwise in the applicable option agreement, if an optionee dies while employed by us, and his or her option shall expire upon the earlier of (i) six months after the optionee's death or (ii) the expiration date of the option. The executors or other legal representatives or the optionee may exercise all or part of the optionee's option at any time before such expiration with respect to all vested shares subject to such option.

  •
  Other Provisions.  The stock option agreement may contain terms, provisions and conditions, as are determined by the Committee, including terms that differ from those described above.

        Exercise Price and Other Terms of Stock Appreciation Rights.    Under the amended Plan, the Committee shall have complete discretion to determine the terms and conditions of any stock appreciation right granted under the Plan. Upon exercise of a stock appreciation right, the holder of the stock appreciation right will be entitled to receive payment in an amount equal to the product of (i) the difference between the fair market value of a share on the date of exercise and the exercise price and (ii) the number of shares for which the right is exercised. At the discretion of the Committee, payment to the holder of a stock appreciation right may be in cash, shares of our common stock or a combination thereof. To the extent that a stock appreciation right is settled in cash, the shares available for issuance under the Plan will not be diminished as a result of the settlement. Each stock appreciation right grant will be evidenced by an agreement that shall specify the exercise price, the term of the stock appreciation right, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, may determine.

        Grant of Options and Awards Under the Plan.    Options and awards under the amended Plan will be granted at the times, to the participants, and in the amounts determined by the Committee and specified in the award agreement. Subject to the terms of the amended Plan, generally the Committee determines the number of shares subject to, the duration and the exercise price (if any) of, and the restrictions and limitations (if any) applicable to, each option or award granted. Each option or award granted will be subject to all applicable terms and conditions of the Plan and such other terms and conditions as the Committee may prescribe in the applicable option or award agreement. No prospective participant in the Plan will have any rights with respect to an option or an award unless and until he or she has executed an agreement evidencing the option or award, delivered a fully executed copy of the agreement to the Company, and otherwise complied with the applicable terms and conditions of the grant of the option or award.

        Awards of Restricted Stock.    The amended Plan permits awards of restricted stock, which are grants or sales of stock subject to a risk of forfeiture upon the occurrence or non-occurrence of certain specified terms or conditions. A participant receiving a restricted stock award will be issued a stock certificate, registered in the participant's name, subject to an agreement which specifies the terms, conditions and restrictions applicable to the award. The Committee may require that the stock certificates evidencing shares of restricted stock be held in escrow until the restrictions on the shares have lapsed. During the restriction period applicable to shares of restricted stock, the shares are subject to limitations on transferability and a risk of forfeiture which may arise on the basis of certain conditions determined and specified by the Committee. These restrictions and conditions may be related to the performance of services, Company or subsidiary performance or otherwise and will be provided for in the award agreement pertaining to the award of restricted stock. The restriction period or risk of forfeiture may be waived, terminated or shortened at any time by the Committee. Except as otherwise provided in the amended Plan or award agreement, at all times prior to the lapse of a risk of forfeiture, or the forfeiture, of an award of restricted stock, the participant will have all the rights of a stockholder of the Company, including the right to vote, and the right to receive dividends. The Committee may permit or require the payment of cash dividends to be deferred and reinvested in additional restricted stock. The certificates for any shares not forfeited will be delivered to the participant upon expiration of the restriction period.

        Restricted Stock Units.    The amended Plan permits awards of restricted stock units, which are rights to receive shares of stock at the close of a restriction period, subject to a risk of forfeiture upon of the occurrence or non-occurrence of certain specified events or conditions. These events or conditions are determined and specified by the Committee and may relate to the performance of services, Company or affiliate performance or otherwise. The restriction period and risk of forfeiture may be waived, terminated or shortened at any time by the Committee. The payment of earned restricted stock units generally would be made in a single lump sum following the close of the applicable restriction period. In the Committee's discretion, participants may receive payments equivalent to any dividends declared in grants of restricted stock units following the close of the restriction period if the underlying stock has been earned.

        Market Value.    Under the Plan, the market value of the stock on any particular date is the value of the stock as determined by such methods or procedures as may be established by the Committee. Unless the Committee determines an alternate method, market value for any particular date will be the closing price for the stock as reported on the Nasdaq National Market, or any national securities exchange publicly traded market on which the common stock is then listed, for that date.

        Limitation of Rights.    Participants in the Plan will not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of stock subject to an award unless and until a certificate has been issued for the shares and delivered to the participant. Any stock issued pursuant to awards is subject to all restrictions on transfer imposed by the Company's certificate of incorporation and bylaws.

        Transferability.    Except as otherwise provided in the Plan, options and awards are not transferable, and no options, awards or interests in them may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated other than by will or the laws of descent and distribution. All of a participant's rights in any option or award may be exercised during the life of the participant only by the participant or the participant's legal representative. However, the Committee may, at or after the grant of a nonstatutory option, or shares of restricted stock, provide that such award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer will be valid unless first approved by the Committee, acting in its sole discretion.

        Term and Termination of the Plans; Amendment.    Awards under the amended Plan may not be granted after August 1, 2010. The board of directors may terminate the Plan at any earlier time or make modifications of the Plan as it deems advisable. Awards and options granted at any time during the term of the Plan will not expire solely because of the termination of such Plan, and no amendment or modification of such Plan will affect the terms of any outstanding award unless the board expressly provides otherwise. Termination or amendment of either Plan may not adversely affect the rights of the recipient of an award without his or her consent. The Committee may amend the terms of any award previously granted, but such amendment may not impair the rights of the recipient without his or her consent.

        Adjustment Upon Changes in Capitalization.    In the event that our capital stock is changed by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of our common stock or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by us, appropriate proportional adjustments will be made in the number and class of shares of stock subject to the Plan, the individual fiscal year limit applicable to shares eligible for options or awards, the number and class of shares of stock subject to any option or award outstanding under the Plan, and the exercise price of any such outstanding option or other award. Any such adjustment will be made by the Committee, whose determination shall be conclusive.

        Change of Control.    Except as provided otherwise in an award agreement or with respect to options granted to non-employee directors under the amended Plan, to the extent not previously exercised, each option will terminate immediately prior to any stockholder approved change of control transaction, unless the option is assumed or an equivalent option issued by the successor corporation (or its parent or subsidiary). The Plan provides that the Committee will notify each participant at least 10 days prior to a proposed change in control.

Federal Income Tax Aspects Relating To The Plan

        Following are the federal tax consequences to U.S. citizens and residents of awards under the Plan. It is based on the provisions of the Internal Revenue Code of 1986, as amended, and applicable IRS regulations and rulings. The Internal Revenue Code is subject to amendment and continuing interpretation by the IRS. This summary describes only the principal tax consequences in the circumstances described and does not take into account special rules that might apply in limited cases. Each participant under the Plan should therefore consult his or her own tax advisor as to the specific consequences under federal tax law in his or her circumstances and under other tax laws, such as foreign, state or local tax laws, which are not addressed here.

        Options.    Options granted under the Plan may either be incentive stock options or nonstatutory stock options under the Internal Revenue Code.

        Incentive Stock Options.    No taxable income is realized by an optionee on either the grant or exercise of an incentive stock option. If there is no disposition of the option shares until more than two years after the option is granted and more than one year after the option is exercised, the gain or loss realized by the optionee on the sale of the shares (which will be the difference between the sale price and the option exercise price) will be treated as a long-term capital gain or loss, and we will not be entitled to any income tax deduction because of the grant or exercise of the option. If the option shares are disposed of in a sale, exchange, gift or other "disqualifying disposition" prior to the expiration of the two-years-from grant/one-year-from-exercise holding period, generally (i) the optionee will realize taxable ordinary income in the year of the disposition in an amount equal to the excess (if any) of the fair market value of the shares at the time of the exercise of the option over the option price (except that, if the disposition is a sale or exchange of the type on which a loss, if sustained, would be recognized to the option holder, ordinary income would be realized by the option holder in an amount equal to only the gain realized on the sale or exchange if the gain is less than the excess) and would realize capital gain on the balance of any gain, and (ii) we would be entitled to a deduction for the year of the disposition in the amount of the ordinary income realized by the optionee. Although the exercise of an incentive stock option will not produce ordinary taxable income to the optionee, it will produce an increase in the optionee's alternative minimum taxable income.

        Nonstatutory Stock Option.    An optionee will not recognize any taxable income at the time the optionee is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the option exercise price. Any taxable income recognized in connection with an option exercise by an optionee who is also our employee will be subject to tax withholding by us. Upon resale of such shares by the optionee, any difference between the sale price and the option exercise price, to the extent not recognized as taxable income as described above, will be treated as short-term or long-term capital gain or loss, depending on the holding period.

        Plan Awards.    Generally, the recipient of an award (other than a stock option) under the amended Plan will recognize ordinary compensation income at the time the common stock associated with such stock award is received in an amount equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested (i.e., if the employee is required to work for a period of time in order to have the right to sell the stock) when it is received under the Plan and the participant had not elected otherwise, the participant generally will not recognize income until the stock becomes vested, at which time the participant will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the participant in exchange for the stock. The income realized by the participant will generally be subject to U.S. income and employment taxes.

        In the case of stock awards that take the form of our unfunded and unsecured promise to issue common stock at a future date, such as restricted stock units or other performance units, the grant of this type of stock award is not a taxable event to the participant because it constitutes an unfunded and unsecured promise to issue shares of common stock at a future date. Once this type of stock award vests and the recipient receives the shares of common stock, the tax rules discussed in the previous paragraph will apply to receipt of such shares.

        The participant's basis for determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested, as applicable. Upon the disposition of any stock received as a restricted stock award, stock grant, the exercise of a restricted stock unit or other stock-based compensation award under the Plan, the difference between the sale price and the participant's basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if, at the time of disposition, the shares have been held for more than one year since the recipient recognized compensation income with respect to such shares.

        In the event that a recipient of an award receives the cash equivalent of common stock (in lieu of actually receiving shares of common stock), the participant will recognize ordinary compensation income at the time of the receipt of such cash in the amount of the cash received.

        Tax Effect for Us.    We generally will be entitled to a tax deduction in connection with an option or award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our chief executive officer and to each of the named executive officers. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met with respect to awards. These conditions include stockholder approval of the Plan and performance goals under the Plan, setting individual annual limits on each type of award, and certain other requirements. The Plan has been designed to permit the Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting us to continue to receive a federal income tax deduction in connection with such awards.

        The foregoing is only a summary of the effect of federal income taxation upon us and upon the participants who receive options or awards under the Amended and Restated 2000 Stock Option and Equity Incentive Plan. The summary does not purport to be complete and does not discuss the tax consequences of any participant's death or the income tax laws of any municipality, state or foreign country in which any participant may reside.

Accounting Treatment

        Currently, option grants under the Plan with purchase prices at or above fair market value on the grant date typically do not result in any direct charge to our reported earnings. However, the fair market value of these option grants is required to be disclosed in the notes to our financial statements. We must also disclose, in the notes to our financial statements, the pro forma impact these awards would have on our reported earnings and earnings per share if the fair value of the awards at the time of grant was treated as a compensation expense.

        The Financial Accounting Standards Board has announced its intention to require mandatory expensing for equity awards for fiscal years commencing after December 15, 2004. In such event, we expect that all awards and options under the amended Plan will result in direct charges to our reported earnings.

New Plan Benefits Under the Amended and Restated 2000 Stock Option and Equity Incentive Plan

        The following table shows the number of shares underlying options that the Company expects to grant to named executive officers and directors under the amended Plan which we are seeking approval by our stockholders.

New Plan Benefits

Name and Position(1)	Dollar Value ($)(2)	Number of Shares Underlying Options
Fu-Chieh Hsu Chairman of the Board, President and Chief Executive Officer	—	—
Wingyu Leung Executive Vice President, Chief Technical Officer and Director	—	—
Mark Voll Vice President, Finance & Administration, Chief Financial Officer	—	—
Executive Group	—	—
Non-Executive Director Group (3 persons)(2)	—	200,000
Non-Executive Officer Employee Group	—	—

(1)
Other than the grants to the three non-executive directors, no future awards under the 2000 Stock Option Plan are currently determinable.

(2)
Consists of a grant to each of Chi-Ping Hsu and James Kupec of an option to purchase 40,000 shares of our common stock and a grant to Tommy Eng of an option to purchase 120,000 shares of our common stock. These options vest ratably over 48 consecutive months, provided that such options shall vest in full upon a corporate transaction as defined under the amended Plan. The options expire after ten years. All options granted under the 2000 Stock Option Plan and subject to stockholder ratification were granted at an exercise price of $3.88, the closing price of our common stock on the Nasdaq National Market on August 12, 2004, the date of grant. The fair market value of the option shares as of August 31, 2004 was $4.02, the closing price of our common stock on the Nasdaq National Market on that date.

Equity Compensation Plan Information

        The following table provides information as of December 31, 2003 regarding equity compensation plans approved by our stockholders. We do not have any existing equity compensation plan that has not been approved by our security holders.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans(1)
Equity compensation plans approved by security holders	4,372,000	$7.92	4,009,000	(2)

(1)
Excludes shares reflected in the first column.

(2)
Consists of 3,711,000 shares of our common stock available for future issuance under the 2000 Stock Option Plan, the 1996 Stock Option Plan and 298,000 shares of our common stock available for future issuance under the 2000 Employee Stock Purchase Plan, in each case as of December 31, 2003. In addition, the 2000 Stock Option Plan provides for an annual increase in the number of shares reserved, equal to 500,000 shares, or a lesser amount determined by our board of directors. The 2000 Employee Stock Purchase Plan provides for an annual increase in the number of shares reserved under the plan on January 1 of each year, equal to 100,000 shares, or a lesser amount determined by our board of directors.

        If the Plan, as amended, is not approved by our stockholders, the Plan in its current form will continue in effect and options granted under the Plan will not qualify as performance based compensation under Section 162(m) of the Internal Revenue Code. Also, our board of directors will consider alternative means by which to compensate the three non-employee directors and will not be authorized to grant the broader range of awards contemplated pursuant to the Plan.

        Our board of directors unanimously recommends a vote FOR Proposal No. 2, approval of the Amended and Restated 2000 Stock Option and Equity Incentive Plan, and approval of the material terms of such Plan and the performance goals thereunder for purposes of Section 162(m) of the Internal Revenue Code.

PROPOSAL NO. 3:
RATIFICATION OF REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM FOR 2004

        The Audit Committee meets with Ernst & Young LLP ("E&Y") several times a year. At such times, the Audit Committee reviews both audit and non-audit services performed by E&Y as well as the fees charged for such services. The Audit Committee has delegated its authority to the Chairman of the Audit Committee to pre-approve requests for non-audit services. Among other things, the Audit Committee or the Chairman of the Audit Committee examines the effect that performance of non-audit services may have upon the independence of the auditors.

        The following table shows the fees paid or accrued (in thousands) by us for the audit and other services provided by Ernst & Young LLP for fiscal 2003 and 2002. During the fiscal year ended December 31, 2003 and 2002, no fees were billed by E&Y for information technology consulting.

	2003	2002
Audit Fees(1)	$387	$206
Audit-Related Fees(2)	42	105
Tax Fees(3)	43	83

Total	$472	$394

(1)
Audit fees represent fees for professional services provided in connection with the audit of our financial statements and review of our quarterly financial statements.

(2)
Audit-related fees consisted primarily of accounting consultations for 2003. For 2002, audit-related fees include fees in connection with the acquisition of ATMOS and other accounting related consultations.

(3)
Tax fees consisted primarily of income tax compliance and related tax services.

        In the event the stockholders fail to ratify and approve the Audit Committee's appointment, the Audit Committee will reconsider its selection. Even if the appointment is ratified and approved, the Audit Committee, in its discretion, may direct the appointment of a different registered independent public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company's and the stockholders' best interests.

        Representatives of E&Y are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

        Our board of directors unanimously recommends that the stockholders vote FOR the proposal to ratify the Audit Committee's appointment of Ernst & Young LLP to serve as our registered independent public accounting firm for the year ending December 31, 2004.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        To be considered for inclusion in the Company's proxy statement relating to the 2005 Annual Meeting of Stockholders, stockholder proposals pursuant to Rule 14a-8 of Regulation 14A under the Securities Exchange Act of 1934 must be received a reasonable time before the date the Company begins to print and mail its proxy materials for the 2005 Annual Meeting of Stockholders.

        For any other business to be properly submitted by a stockholder for the 2005 Annual Meeting of Stockholders, the stockholder must give timely notice in writing. To be considered timely, the stockholder's notice must be received no later than 30 days before the date the Company commences mailing of its proxy material in connection with the 2005 Annual Meeting of Stockholders. All stockholder proposals should be addressed to the attention of the Secretary at the principal office of the Company and contain the information required by the Company's bylaws.

OTHER MATTERS

        Our board of directors knows of no other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, our board of directors intends that the persons named in the proxies will vote upon such matters in accordance with the best judgment of the proxy holders.

        Whether or not you intend to be present at the meeting, you are urged to fill out, sign, date and return the enclosed proxy at your earliest convenience.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ FU-CHIEH HSU Fu-Chieh Hsu Chairman of the Board, President and Chief Executive Officer

Sunnyvale, California
October 11, 2004

Appendix A

Monolithic System Technology, Inc.
Audit Committee Charter

PURPOSE

        The purpose of the Audit Committee of the Board of Directors of Monolithic System Technology, Inc. (the "Company") is to oversee and monitor the Company's financial reporting process and systems of internal controls regarding finance and accounting on behalf of the Board of Directors.

RESPONSIBILITIES OF AUDIT COMMITTEE

        The Board of Directors recognizes that the Company's management is responsible for preparing the Company's financial statements and implementing internal controls and that independent auditors are responsible for auditing those financial statements. In fulfilling these responsibilities, management and the independent auditors are ultimately accountable to the Audit Committee and the Board of Directors.

        Nothing in this Charter should be construed to imply that the Audit Committee is required to provide or does provide any assurance or certification as to the Company's financial statements or as to its compliance with laws, rules or regulations. In order to fulfill its oversight responsibility, the Audit Committee must be capable of conducting free and open discussions with management, internal and independent auditors, employees and others regarding the quality of the financial statements and the system of internal controls.

        The specific duties of the Audit Committee shall be as follows:

        Independent Auditors

          1.     Select and evaluate independent auditors, review their performance and recommend to the Board of Directors the appointment or replacement of independent auditors; and, to review and recommend to the Board of Directors fee arrangements in connection with such appointments.

          2.     Affirm the auditor's independence by:

              (i)  requiring that the auditors annually submit to the Audit Committee a formal written statement delineating all relationships between the auditors and the Company;

             (ii)  actively engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact their objectivity and independence, including the matters required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees (as it may be as may be modified or supplemented);

            (iii)  reviewing and discussing with the Board of Directors any relationships between the auditors and the Company, or any other relationship, that may adversely affect independence; and, reviewing and approving any significant management consulting engagements proposed to be undertaken by such auditors on behalf of the Company; and

            (iv)  recommending that the Board of Directors take appropriate action in response to the auditors' report to satisfy itself of their independence.

          3.     Annually require the auditors to confirm in writing their understanding of the fact that they are ultimately accountable to the Board of Directors of the Company and its Audit Committee.

          4.     Annually review the auditors' proposed audit plan and approach, as well as staffing and timing of the audit and related matters.

          5.     Obtain from management, review and approve a description of issues and responses whenever a second opinion is proposed by management to be sought from another outside accountant.

        Financial Statements

          6.     Conduct a post-audit, pre-issuance review of the Company's annual financial statements, the auditors' opinion thereon, and any significant difficulties or disagreements with management encountered during the course of the audit.

          7.     Discuss the annual financial statements with the appropriate officers and/or employees of the Company and with the independent auditors, and discuss with the auditors the matters required to be discussed by relevant auditing standards, including the quality, and not just the acceptability, of the accounting principles and underlying estimates used in the statements.

          8.     When appropriate recommend to the Board of Directors that the annual financial statements be included in the Company's annual report on Form 10-K.

          9.     Prepare a report to the stockholders of the Company in each proxy statement, as required by the rules of the Securities and Exchange Commission ("Commission").

          10.   Review with the Company's financial management and the independent auditors the quarterly earnings releases and the schedule of any unrecorded adjustments to the Company's financial statements.

          11.   With regard to quarterly reports to the Commission on Form 10-Q, the Chairperson of the Committee and/or any member or members of the Committee whom he or she designates shall review with management and the independent auditors the financial statements to be included in such filing prior to filing with the Commission.

          12.   Review prior to publication or filing and approve such other Company financial information, including appropriate regulatory filings and releases that include financial information, as the Committee deems desirable.

        Internal Accounting and Control Functions

          13.   Review the adequacy of the Company's system of internal accounting and financial controls.

          14.   Annually review the quality of internal accounting and financial controls, the auditors' report or opinion thereon and any recommendations the auditors may have for improving or changing the Company's internal controls, as well as management's letter in response thereto and any other matters required to be discussed under Statement of Auditing Standards No. 61 (as it may be modified or supplemented).

          15.   Review with management the Company's major financial risk exposures and the steps management has taken and proposes to take to monitor and control such exposures.

          16.   Review proposed future internal audit plans proposed by management.

        General

          17.   Periodically review this Audit Committee Charter, and any provisions of the Company's by-laws which refer to the Audit Committee, and propose to the Board of Directors necessary or appropriate revisions;

          18.   At least annually, the Committee shall hold separate, private meetings without other members of management present, with each of the Company's Chief Financial Officer, Controller and the Company's independent auditors; and, each such person shall have free and direct access to the Committee and any of its members.

          19.   Periodically report its activities, concerns, conclusions and recommendations to the Board of Directors.

AUTHORITY

          20.   The Audit Committee and each of its members may communicate directly and/or privately with the Company's directors, officers, employees, consultants, agents, internal auditors, independent auditors, attorneys-in-fact, counsel (including inside and outside counsel) and advisors, and any and all third parties in the performance of the Committee's functions.

          21.   The Committee may cause an investigation to be made into any matter within the scope of its responsibilities under this Charter as the Committee deems necessary, or as otherwise requested by the Board or Directors. The Committee may require Company personnel to assist in any such investigation, and may engage independent resources to assist in such investigations as it deems necessary.

COMMITTEE MEMBERSHIP

          22.   The membership of the Audit Committee shall consist of three or more directors each of whom shall:

              (i)  have been appointed by the Board of Directors.

             (ii)  be free of any relationship to the Company which, in the opinion of the Board of Directors, may interfere with the exercise of independence from management and the Company;

            (iii)  be or shall become (within a reasonable period of time after his or her appointment to the Committee) "financially literate," as such qualification is interpreted by the Board of Directors in its discretion; and

            (iv)  otherwise meet the requirements of independence as set forth in the rules of The Nasdaq Stock Market or any other market on or through which the Company's securities may be traded (the "relevant listing authority"), as such rules may be amended from time to time. In addition, at least one member of the Audit Committee shall have accounting or related financial management expertise, as determined by the Board of Directors in its discretion.

          23.   The Board of Directors reserves all authority permitted under the rules of the Commission and the relevant listing authority in connection with any matter referred to in this Charter, including, but not limited to, the determination of independence of Audit Committee members.

MEETINGS

          24.   The Audit Committee shall meet as often as necessary to fulfill its functions as determined by the Committee, but no less than four times annually.

Appendix B

MONOLITHIC SYSTEM TECHNOLOGY, INC.
AMENDED AND RESTATED 2000 STOCK OPTION AND EQUITY INCENTIVE PLAN

        1.    Purposes of the Plan.    The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Directors and Consultants of the Company and its Subsidiaries, and to promote the success of the Company's business. Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options at the discretion of the Committee and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder. Awards of other equity incentives also may be granted under the Plan within the discretion of the Committee.

        2.    Definitions.    As used herein, and in any Option granted hereunder, the following definitions shall apply:

          "Accelerate, Accelerated, and Acceleration" shall mean: (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to the Stock or Units shall expire with respect to some or all of the shares of Restricted Stock or Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals shall be deemed to have been met as to some or all of the Units.

          "Award" shall mean any grant or sale pursuant to the Plan of Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units or Stock Grants.

          "Award Agreement" shall mean an agreement between the Company and the recipient of an Award setting forth the terms and conditions of the Award.

          "Board" shall mean the Board of Directors of the Company.

          "Code" shall mean the Internal Revenue Code of 1986, as amended.

          "Common Stock" shall mean the Common Stock, $0.01 par value per share, of the Company.

          "Committee" shall mean the Committee appointed by the Board in accordance with Section 4 of the Plan. If the Board does not appoint or ceases to maintain a Committee, the term "Committee" shall refer to the Board.

          "Company" shall mean Monolithic System Technology, Inc., a Delaware corporation.

          "Consultant" shall mean any independent contractor retained to perform services for the Company or a Subsidiary.

          "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee, Director or Consultant by the Company, a Parent, or any Subsidiary. Continuous Service shall not be considered interrupted during any period of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any Parent, Subsidiary or successor of the Company. A leave of absence approved by the Company shall include sick leave, military leave or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

          "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

              (i)  a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

             (ii)  the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of each Subsidiary) in connection with the complete liquidation or dissolution of the Company; or

            (iii)  any reverse merger in which the Company is the surviving entity but in which securities possessing 50 percent or more of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

          "Covered Employee" shall mean any individual whose compensation is subject to the limitations on tax deductibility provided by Section 162(m) of the Code and any Treasury Regulations promulgated thereunder in effect at the close of the taxable year of the Company in which an Option or Award has been granted to such individual.

          "Director" shall mean a director of the Company.

          "Employee" shall mean any person, including officers (whether or not they are directors), employed by the Company, a Parent or any Subsidiary.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Fair Market Value" shall mean the value of a share of Common Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Common Stock as of any date is the closing price for the Stock as reported on the Nasdaq National Market (or on any national securities exchange or other established market on which the Common Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

          "Grant Date" shall mean, with respect to an Option or Award, the date that the Option or Award is granted by the Committee.

          "Incentive Stock Option" shall mean any Option granted under this Plan and any other stock option granted to an Employee in accordance with the provisions of Section 422 of the Code and the Treasury Regulations promulgated thereunder.

          "Non-Employee Director" shall mean a Director of the Company who qualifies as a Non-Employee Director as such term is defined in Section 240.16b-3(b)(3) of the General Rules and Regulations promulgated under the Exchange Act (the "General Rules and Regulations").

          "Nonstatutory Stock Option" shall mean an Option granted under the Plan that is subject to the provisions of Section 1.83-7 of the Treasury Regulations promulgated under Section 83 of the Code.

          "Option" shall mean a stock option granted pursuant to the Plan.

          "Option Agreement" shall mean a written agreement between the Company and the Optionee regarding the grant and exercise of Options to purchase Shares and the terms and conditions thereof as determined by the Committee pursuant to the Plan.

          "Optioned Shares" shall mean the shares of Common Stock subject to an Option.

          "Optionee" shall mean an Employee, Non-Employee Director or Consultant who receives an Option.

          "Outside Director" shall mean a Director of the Company who is currently serving on the Board and qualifies as an Outside Director as such term is used in Section 162(m) of the Code and defined in any applicable Treasury Regulations promulgated thereunder.

          "Parent" shall mean a parent corporation of the Company, whether now or hereafter existing, as defined by Section 424(e) of the Code.

          "Participant" shall mean any holder of an outstanding Award granted under the Plan.

          "Performance Criteria" shall mean the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: pre- or after-tax net earnings, revenue, revenue growth, operating earnings, operating cash flow, return on net assets, return on stockholders' equity, return on assets, return on capital, Common Stock price growth, stockholder returns, gross or net profit margin, earnings per share, price per share of Common Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee will, in the manner and within the time prescribed by Section 162(m) of the Code in the case of Qualified Performance-Based Awards, objectively define the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

          "Performance Goals" shall mean, for a Performance Period, the written goals established by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, Subsidiary, or an individual.

          "Performance Period" shall mean the one or more periods, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals will be measured for purposes of determining a Participant's right to, and the payment of, a Performance Unit.

          "Performance Unit" shall mean a right granted to a Participant under Section 16 to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals established by the Committee.

          "Plan" shall mean this Amended and Restated 2000 Stock Option and Equity Incentive Plan.

          "Qualified Performance-Based Awards" shall mean Awards and Options intended to qualify as "performance-based compensation" under Section 162(m) of the Code.

          "Restricted Stock" shall mean a grant or sale of shares of Common Stock to a Participant subject to a Risk of Forfeiture.

          "Restricted Stock Units" shall mean rights to receive shares of Common Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.

          "Restriction Period" shall mean the period of time, established by the Committee in connection with an Award of Restricted Stock, during which the shares of Restricted Stock are subject to a Risk of Forfeiture described in the applicable Award Agreement.

          "Risk of Forfeiture" shall mean a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right in the Company to reacquire shares of Restricted Stock at less than their then Fair Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

          "Securities Act" shall mean the Securities Act of 1933, as amended.

          "Section 16 Person" shall mean a person who, with respect to the Shares, is subject to Section 16 of the Exchange Act.

          "Share" shall mean a share of the Common Stock subject to an Option or Award, as adjusted in accordance with Section 20 of the Plan.

          "Stock Appreciation Right" shall mean a right to receive any excess in the Fair Market Value of a Share (except as otherwise provided in Section 13) over a specified exercise price.

          "Stock Grant" shall mean the grant of Shares not subject to restrictions or other forfeiture conditions.

          "Subsidiary" shall mean a subsidiary corporation of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

          "Termination of Service" shall mean (a) in the case of an Employee, a cessation of the employee-employer relationship between the Employee and the Company or a Parent or Subsidiary for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability, or the disaffiliation of a Parent or Subsidiary, but excluding any such termination where there is a simultaneous reemployment by the Company or a Parent or Subsidiary; (b) in the case of a Consultant, a cessation of the service relationship between the Consultant and the Company or a Parent or Subsidiary for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability, or the disaffiliation of a Parent or Subsidiary, but excluding any such termination where there is a simultaneous re-engagement of the Consultant by the Company or a Parent or Subsidiary; and (c) in the case of a Director, a cessation of the Director's service on the Board for any reason, including, for example, but not by way of limitation, a termination by resignation, removal, death, disability, expiration of the term of directorship, but excluding any such termination where there is a simultaneous reemployment by the Company or a Parent or Subsidiary.

          "Vesting Commencement Date" shall mean, with respect to an Option or Award, the date, determined by the Board, on which the vesting of the Option or Award shall commence, which may be the Grant Date or a date prior to or after the Grant Date.

        3.    Shares Subject to the Plan.    Subject to the provisions of Section 20 of the Plan, unless amended by the Board and the stockholders of the Company, the maximum aggregate number of Shares which may be offered and sold as Options and Awards under the Plan is Five Million (5,000,000) Shares, plus an annual increase of 500,000 Shares on the first day of the Company's fiscal year. For purposes of applying the foregoing limitation, if any Option or Award expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Option or Award is forfeited by the recipient, the Shares not purchased by the Optionee or Participant or which are forfeited by the recipient shall again be available for Option or Awards to be granted under the Plan. In addition, settlement of any Option or Award shall not count against the foregoing limitations except to the extent settled in the form of Common Stock. Shares issued pursuant to Options or Awards granted under the Plan and later repurchased by the Company pursuant to any repurchase right (other than the repurchase of shares that have not vested and are subject to forfeiture prior to vesting) that the Company may have shall not be available for future grant of Options or Awards under the Plan.

        4.    Administration of the Plan.    The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee's exercise of its authority hereunder; and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Options and Awards hereunder to Employees who are not officers, and to Consultants, in accordance with such guidelines as the Committee shall set forth at any time or from time to time. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Option and Award to be granted by the Company under the Plan, including the Employee, Consultant or Director to receive the Option or Award and the form of Option or Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective Employees, Consultants, and Directors, their present and potential contributions to the success of the Company and its Parent and Subsidiaries, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Option Agreements and Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Option or Award made pursuant thereto.

        The Committee shall meet at such times and places and upon such notice as the chairperson determines. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

        5.    Eligibility.

          (a)    Persons Eligible for Options.    Nonstatutory Stock Options and Awards under the Plan may be granted to Employees, Directors or Consultants whom the Committee, in its sole discretion, may designate from time to time. Incentive Stock Options may be granted only to Employees. An Employee, Director or Consultant who has been granted an Option or Award, if he or she is otherwise eligible, may be granted an additional Options and Awards. Each Option shall be designated in a written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all stock option plans of the Company and its Parents and Subsidiaries) exceeds $100,000, (determined as of the grant date) such Options shall be treated as Nonstatutory Stock Options. In addition, the maximum number of Shares with respect to which Options and Awards may be granted during any calendar year to any Employee shall not exceed 1,000,000 Shares.

          (b)    No Right to Continuing Employment, Consulting or Director Relationship.    Neither the establishment nor the operation of the Plan shall confer upon any Optionee or Participant or any other person any right with respect to continuation of employment or other service with the Company or any Parent or Subsidiary, nor shall the Plan interfere in any way with the right of the Optionee or Participant or the right of the Company (or any Parent or Subsidiary) to terminate such employment or service at any time.

        6.    Term of Plan.    The Plan shall become effective upon the earlier to occur of its adoption by the Board and its approval by vote of the holders of the outstanding shares of the Company entitled to vote on the adoption of the Plan. It shall continue in effect for a term of 10 years unless sooner terminated under Section 22 of the Plan.

        7.    Term of Option.    Unless the Committee determines otherwise, the term of an Option shall be set forth in the Option Agreement. Notwithstanding this, in no event shall any Incentive Stock Option be exercisable after the expiration of 10 years from the Grant Date thereof, and no Incentive Stock Option granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10 percent of the total combined voting power of all classes of the stock of the Company or any Parent or Subsidiary shall be exercisable after the expiration of five years from the Grant Date. Awards granted under the Plan shall have the term specified in the grant as authorized by the Committee and will not expire solely by reason of the termination of the Plan.

        8.    Option Exercise Price and Consideration.

          (a)    Exercise Price.    Except as provided in subsections (b) and (c) below, the exercise price for the Shares to be issued pursuant to any Option shall be such price as is determined by the Committee.

          (b)    Ten Percent Stockholders.    No Incentive Stock Option shall be granted to any Employee who, at the date such Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10 percent of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, unless the exercise price for the Shares to be issued pursuant to such Option is at least equal to 110% of the Fair Market Value of such Shares on the Grant Date.

          (c)    Consideration.    The consideration to be paid for the Optioned Shares shall be payment in cash or by check, cashier's check, certified check, or wire transfer, unless payment in some other manner, including by promissory note, other shares of the Common Stock or such other consideration and method of payment for the issuance of Optioned Shares as may be permitted under the Delaware General Corporation Law, is authorized by the Committee at the time of the grant of the Option. Any cash or other property received by the Company from the sale of Shares pursuant to the Plan shall constitute part of the general assets of the Company.

          (d)    Reload Options.    In the event the exercise price or tax withholding of an Option is satisfied by the withholding by the Company or the Optionee's employer of Shares otherwise deliverable to the Optionee, the Committee may issue the Optionee an additional Option, with terms identical to the Option Agreement under which the Option was exercised, but at an exercise price as determined by the Committee in accordance with the Plan.

        9.    Exercise of Option.

          (a)    Vesting Period.    Any Option granted hereunder to any person other than an Option granted to a Non-Employee Director pursuant to Section 11(b) or 11(c) of the Plan shall be exercisable at such times and under such conditions as determined by the Committee and as shall be permissible under the terms of the Plan, which shall be specified in the Option Agreement evidencing the Option. Unless the Committee specifically determines otherwise at the time of the grant of the Option, each Option shall vest and become exercisable, cumulatively, as to one-fourth of the Optioned Shares at the first anniversary of the Vesting Commencement Date and as to one thirty-sixty (1/36) of the remaining Optioned Shares at the end of each of the following thirty-six (36) months until all of the Optioned Shares have vested, subject to the Optionee's Continuous Service.

          (b)    Exercise Procedures.    An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option Agreement by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. In lieu of delivery of a cash payment for the purchase price of the Optioned Shares with respect to which the Option is exercised, the Optionee may deliver to the Company a sell order to a broker for the Shares being purchased and an agreement to pay (or have the broker remit payment for) the purchase price for the Shares being purchased on or before the settlement date for the sale of such shares to the broker. As soon as practicable following the exercise of an Option in the manner set forth above, the Company shall issue or cause its transfer agent to issue stock certificates representing the Shares purchased. Until the issuance of such stock certificates (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Shares notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date of the transfer by the Optionee of the consideration for the purchase of the Shares, except as provided in Section 20(a) of the Plan.

          (c)    Exercise of Option With Stock.    If an Optionee is permitted to exercise an Option by delivering shares of the Company's Common Stock, the Option Agreement covering such Option may include provisions authorizing the Optionee to exercise the Option, in whole or in part, by (i) delivering whole shares of the Company's Common Stock previously owned by such Optionee (whether or not acquired through the prior exercise of a stock option) having a Fair Market Value equal to the Option price; or (ii) directing the Company to withhold from the Shares that would otherwise be issued upon exercise of the Option that number of whole Shares having a Fair Market Value equal to the Option price. Shares of the Company's Common Stock so delivered or withheld shall be valued at their Fair Market Value at the close of the last business day immediately preceding the date of exercise of the Option, as determined by the Committee. Any balance of the Option price shall be paid in cash.

          (d)    Termination of Status as Employee, Director or Consultant.    If an Optionee shall cease to be an Employee, Director or Consultant for any reason other than permanent and total disability or death, he or she may, but only within 30 days (or such other period of time as is determined by the Committee) after the date of Termination of Service, exercise his or her Option to the extent that he or she was entitled to exercise it at the date of Termination of Service, subject to the condition that no Option shall be exercised after the expiration of the Option period.

          (e)    Disability of Optionee.    If an Optionee shall cease to be an Employee, Director or Consultant due to disability, and such Optionee was in Continuous Service as an Employee, Director

  or Consultant from the Grant Date until the date of Termination of Service, the Option may be exercised at any time within six months following the date of Termination of Service, but only to the extent of the accrued right to exercise at the time of Termination of Service, subject to the condition that no option shall be exercised after the expiration of the Option period.

          (f)    Death of Optionee.    In the event of the death during the Option period of an Optionee who is at the time of his or her death an Employee, Non- Employee Director or Consultant and who was in Continuous Service as such from the Grant Date until the date of death, the Option may be exercised at any time within six months following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest, inheritance or otherwise as a result of the Optionee's death, but only to the extent of the accrued right to exercise at the time of death, subject to the condition that no option shall be exercised after the expiration of the Option period.

          (g)    Notification of Disposition.    Each person exercising any Incentive Stock Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

        10.    Transfer of Options and Awards.    An Option or Award may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee or Participant, only by the Optionee or Participant; provided that, upon approval by the Committee, an Option Agreement, with respect to a Nonstatutory Stock Option may permit the Optionee and any Award Agreement may permit the Participant to transfer vested Options or Awards through a gift or domestic relations order in settlement of marital property rights to any of the following donees or transferees:

          (a)   any "family member," which includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, including adoptive relations, and any person sharing the employee's household (other than a tenant or employee);

          (b)   a trust in which "family members" have more than 50% of the beneficial interest;

          (c)   a foundation in which "family members" or the employee control the management of assets; and

          (d)   any other entity in which the "family members" (or the employee) own more than 50% of the voting interests;

  provided that (x) there may be no consideration for any such transfer, (y) the Option Agreement or Award Agreement pursuant to which such Options or Awards are granted, and any amendment thereto, must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section 10, and (z) subsequent transfers of transferred Options or Awards shall be prohibited except those in accordance with this Section 10. Following transfer, any such Options or Awards shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term Optionee or Participant shall be deemed to refer to the Transferee. The events of termination of service of Section 9 hereof or in the Option Agreement or Award Agreement shall continue to be applied with respect to the original

  Optionee or Participant, following which the Options or Awards shall be exercisable by the transferee only to the extent, and for the periods specified in the Option Agreement or Award Agreement or Section 9, as applicable.

        11.    Director Option Grants.

        The provisions set forth in this Section 11 shall not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder.

          (a)   No person shall have any discretion to select which Non-Employee Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Non-Employee Directors, provided that the Board may establish by resolution the number of shares subject to Options or Awards that may be granted to (i) each newly appointed or elected Non-Employee Director; (ii) each Non-Employee Director for each year in which he or she serves on the Board, if such Options or Awards do not represent the right to acquire more than 40,000 Shares per year, (or the equivalent number of Shares potentially represented by the Award); and (iii) a disinterested majority of the Board may authorize additional shares or other Awards to any director serving as a Committee Chair or providing other extraordinary service to the Board.

          (b)   Each Non-Employee Director shall receive a grant of an option to purchase 80,000 Shares upon his or her initial appointment or election to the Board. The exercise price of such option shall be 100 percent of Fair Market Value per Share on the date he or she becomes a director. The Option shall have a term of 10 years and the Shares subject to the Option shall vest at the rate of 1/48 per month over the first four years of the Non-Employee Director's Continuous Service on the Board, provided that in the event of a Corporate Transaction such Option shall Accelerate as to 100 percent of the Shares subject to the Option.

          (c)   Each Non-Employee Director shall be automatically granted an option (an "Automatic Director Option") to purchase 20,000 Shares at the first meeting of the Board following the Annual Meeting of Stockholders in each year, provided that he or she is then a Non-Employee Director.

          (d)   The terms of an Automatic Director Option granted under Section 11(c) shall be as follows:

              (i)  the term of the Automatic Director Option shall be 10 years.

             (ii)  the exercise price per Share shall be 100 percent of the Fair Market Value per Share on the date of grant of the Automatic Director Option. In the event that the date of grant of the Automatic Director Option is not a trading day, the exercise price per Share shall be 100 percent of the Fair Market Value on the next trading day immediately following the date of grant of the Automatic Director Option.

            (iii)  subject to paragraph (iv) hereof, the Automatic Director Option shall become exercisable as to 1/12th of the Shares subject to the Automatic Director Option on each monthly anniversary of its Grant Date, provided that the Optionee continues to serve as a Director on such dates.

            (iv)  in the event of a Corporate Transaction, each Automatic Director Option shall accelerate as to 100 percent of the Shares subject to such Option.

             (v)  except as the terms of this Section 11 otherwise provide, the terms and conditions of this Plan shall apply to Automatic Director Options.

          (e)   In the event that any Automatic Director Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the total number of authorized Shares then available under the Plan, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

        12.    Tax Withholding.    Whenever Shares are issued or to be issued pursuant to Options or Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Option or Award. However, in such cases Optionees and Participants may elect, subject to the approval of the Committee, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares to satisfy their tax obligations. Optionees and Participants may only elect to have shares withheld having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Optionees and Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

        13.    Stock Appreciation Rights.

          (a)    Tandem or Stand-Alone.    Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Stock Option, after, the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights granted in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.

          (b)    Exercise Price.    Stock Appreciation Rights shall have such exercise price as the Committee may determine, except that in the case of Stock Appreciation Rights granted in tandem with Options, the exercise price of the Stock Appreciation Rights shall equal the exercise price of the related Option.

          (c)    Other Terms.    Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Stock Option. In addition, a Stock Appreciation Right related to an Option which can only be exercised during limited periods following a Corporate Transaction may entitle the Participant to receive an amount based upon the highest price paid or offered for Common Stock in any transaction relating to the Corporate Transaction or paid during the 30-day period immediately preceding the occurrence of the Corporate Transaction in any transaction reported in the stock market in which the Common Stock is normally traded.

        14.    Restricted Stock.

          (a)    Purchase Price.    Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

          (b)    Issuance of Certificates.    Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

            The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the Monolithic System Technology, Inc. 2000 Stock Option and Equity Incentive Plan and an Award Agreement entered into by the registered owner and Monolithic System Technology, Inc. Copies of such Plan and Agreement are on file in the offices of Monolithic System Technology, Inc.

          (c)    Escrow of Shares.    The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Shares covered by such Award.

          (d)    Restrictions and Restriction Period.    During the Restriction Period applicable to Shares of Restricted Stock, such Shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company, Parent or Subsidiary performance, or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

          (e)    Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award.    Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the Shares of Restricted Stock. The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 3.

          (f)    Lapse of Restrictions.    If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such Shares shall be delivered to the Participant promptly if not theretofore so delivered.

        15.    Restricted Stock Units.

          (a)    Character.    Each Restricted Stock Unit shall entitle the recipient to a Share at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company, Parent or Subsidiary performance, or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

          (b)    Form and Timing of Payment.    Payment of earned Restricted Stock Units shall be made in a single lump sum following the close of the applicable Restriction Period. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Shares referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Shares shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

        16.    Performance Units.

          (a)    Character.    Each Performance Unit shall entitle the recipient to the value of a specified number of Shares, over the initial value for such number of Shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified Performance Goals shall have been achieved.

          (b)    Earning of Performance Units.    The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.

          (c)    Form and Timing of Payment.    Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Common Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant's receipt of the payment of cash or the delivery of Common Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.

        17.    Stock Grants.    Stock Grants shall be awarded solely in recognition of significant contributions to the success of the Company or its Parent or Subsidiaries in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

        18.    Qualified Performance-Based Awards.

          (a)    Purpose.    The purpose of this Section 18 is to provide the Committee the ability to qualify Awards as "performance-based compensation" under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant an Option or Award as a Qualified Performance-Based Award, the provisions of this Section 18 will control over any contrary provision contained in the Plan. In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award. However, no Option or Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Option or Award is not expressly designated as a Qualified Performance-Based Award, if the Option or Award otherwise satisfies the provisions of this Section 18 and the requirements of Section 162(m) of the Code and the Treasury Regulations promulgated thereunder applicable to "performance-based compensation."

          (b)    Authority.    All grants of Awards intended to qualify as Qualified Performance-Based Awards and determination of terms applicable thereto shall be made by the Committee or, if not all of the members thereof qualify as "Outside Directors" within the meaning of applicable Treasury Regulations under Section 162 of the Code, a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify. Any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

          (c)    Applicability.    This Section 18 will apply only to those Covered Employees, or to those persons who the Committee determines are reasonably likely to become Covered Employees in the period covered by an Option or Award, selected by the Committee to receive Qualified Performance-Based Awards. The Committee may, in its discretion, grant Options or Awards to Covered Employees that do not satisfy the requirements of this Section 18.

          (d)    Discretion of Committee with Respect to Qualified Performance-Based Awards.    Options may be granted as Qualified Performance-Based Awards in accordance with Section 18, except that the exercise price of any Option intended to qualify as a Qualified Performance-Based Award shall in no event be less than the Fair Market Value of the Stock on the date of grant. With regard to other Awards intended to qualify as Qualified Performance-Based Awards, such as Restricted Stock, Restricted Stock Units, or Performance Units, the Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a Subsidiary or any division or business unit or to the individual. Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than 90 days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined in the regulations under Section 162(m) of the Code) at the time established.

          (e)    Payment of Qualified Performance-Based Awards.    A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals period are achieved within the applicable Performance Period, as determined by the Committee. In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

          (f)    Maximum Award Payable.    The maximum Qualified Performance-Based Award payment to any one Participant under the Plan for a Performance Period is the number of Shares set forth in Section 5(a) above, or if the Qualified Performance-Based Award is paid in cash, that number of Shares multiplied by the Fair Market Value of a Share as of the date the Qualified Performance-Based Award is granted.

          (g)    Limitation on Adjustments for Certain Events.    No adjustment of any Qualified Performance-Based Award pursuant to Section 20 shall be made except on such basis, if any, as will not cause such Award to provide other than "performance-based compensation" within the meaning of Section 162(m) of the Code.

        19.    Awards to Participants Outside the United States.    The Committee may modify the terms of any Options and Awards under the Plan granted to a Participant who is, at the time of grant or during the term of the Option or Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Option or Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Option or Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad, shall be comparable to the value of such an Option or Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of, the Plan for the purpose of granting and administrating any such modified Option or Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 3.

        20.    Adjustments Upon Changes in Capitalization.

          (a)    Recapitalization.    Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option or Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options or Awards have yet been granted or which have been returned to the Plan, and the per share exercise price of each such Option or Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, combination, reclassification, the payment of a stock dividend on the Common Stock or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been effected without receipt of consideration. Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Award.

          (b)    Corporate Transaction.    In the event of a proposed Corporate Transaction, the Committee shall notify the Optionees and Participants at least 10 calendar days prior to such proposed Corporate Transaction. Except as provided otherwise in individual Option Agreements and Award Agreements, to the extent it has not been previously exercised, the Option or Award will terminate immediately prior to the consummation of such proposed Corporate Transaction, unless the Option or Award is assumed or an equivalent Option or Award is substituted by the successor corporation or a parent or subsidiary of such successor corporation. For the purposes of this subsection, the Option or Award shall be considered assumed if, following the Corporate Transaction, the Option or Award confers the right to purchase, for each Share subject to the Option or Award immediately prior to the Corporate Transaction, the consideration (whether stock, cash, or other securities or property) received in the Corporate Transaction by holders of Common Stock for each Share subject to the Option or Award held on the effective date of the Corporate Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Corporate Transaction was not solely common stock of the successor corporation or its parent or subsidiary, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Award for each Share subject to the Option or Award to be solely common stock of the successor corporation or its parent or subsidiary equal in fair market value to the per share consideration received by holders of Common Stock in the Corporate Transaction.

        21.    Time of Granting Options and Awards.    Unless otherwise specified by the Committee, the date of grant of an Option or Award under the Plan shall be the Grant Date. Notice of the determination shall be given to each Optionee or Participant to whom an Option or Award is so granted within a reasonable time after the date of such grant.

        22.    Amendment and Termination of the Plan.    The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable; provided, however, that any such amendment (a) shall comply with all applicable laws and stock exchange or public trading market listing requirements, and (b) with respect to an increase in the number of Shares which may be offered and sold under the Plan, shall be subject to any approval by stockholders of the Company required under the Code and applicable stock exchange or stock market listing requirements. Any such amendment or termination of the Plan shall not affect Options or Awards already granted, and such Options or Awards shall remain in full force and effect as if the Plan had not been amended or terminated.

        23.    Conditions Upon Issuance of Shares.    Shares shall not be issued with respect to an Option or Award granted under the Plan unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or public trading market upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

        24.    Reservation of Shares.    During the term of this Plan, the Company will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the nonissuance or sale of such Shares as to which such requisite authority shall not have been obtained.

        25.    General Terms of Awards.    Each grant of an Option or Award shall be subject to all applicable terms and conditions of the Plan (including, but not limited to, any specific terms and conditions applicable to that type of Option or Award set out in the Plan or the applicable Option Agreement or Award Agreement), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Optionee or Participant shall have any rights with respect to an Option or Award, unless and until such Optionee or Participant has executed an Option Agreement or Award Agreement evidencing the Option or Award, delivered a fully executed copy thereof to the Company, and otherwise complied with the applicable terms and conditions of such Option or Award.

        26.    Stockholder Approval.    The Plan shall be subject to approval by the stockholders of the Company within 12 months before or after the Plan is adopted or materially amended by the Board. Except as provided otherwise in Section 3, any amendments to the Plan requiring stockholder approval must be approved by the affirmative vote of the holders of a majority of the outstanding shares of voting stock present or represented and entitled to vote at a duly held meeting at which a quorum is present, or by the written consent of the stockholders in the manner provided by California law.

        27.    Notices and Other Communications.    Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Chief Financial Officer, or to such other address or telecopier number or electronic mail address, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; (iii) in the case of facsimile transmission, when confirmed by facsimile machine report; and (iv) in the case of electronic mail, when directed to an electronic mail address at which the receiving party has consented to receive notice, provided, that such consent is deemed revoked if the sender is unable to deliver by electronic transmission two consecutive notices and such inability becomes known to the secretary or assistant secretary of the Company or to the transfer agent, or other person responsible for giving notice.

        28.    Governing Law.    The Plan and all Option Agreements and Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the state of California, without regard to the conflicts of laws principles thereof.

MONOLITHIC SYSTEM TECHNOLOGY

ANNUAL MEETING OF STOCKHOLDERS

Thursday, November 11, 2004
9:30 A.M. P.S.T

Corporate Headquarters
1020 Stewart Drive
Sunnyvale, CA 94085

Monolithic System Technology, Inc. 1020 Stewart Road Drive Sunnyvale, CA 94085	proxy

This Proxy is Solicited on Behalf of the Board of Directors of Monolithic System Technology, Inc.

The undersigned, revoking any proxy previously given, hereby appoints Mr. Fu-Chieh Hsu and Mr. Mark Voll, and each of them, proxies, each with the full power of substitution, to vote the shares of the undersigned in favor of each proposal designated on this Proxy Card and to vote the shares of the undersigned in their discretion with respect to other matters that properly come before the Annual Meeting of Stockholders of Monolithic System Technology, Inc. on November 11, 2004, and any adjournment of the Annual Meeting.

You are encouraged to specify your choice by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendation. This proxy, when properly executed, will be voted as directed. If no direction is given with respect to a particular proposal, this proxy will be voted for such proposal. The Proxies cannot vote your shares unless you sign this card on the REVERSE SIDE before returning it.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. OR UTILIZE THE TELEPHONE OR INTERNET VOTING PROCEDURE AS DESCRIBED ON THE REVERSE SIDE OF THIS FORM. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

See reverse for voting instructions.

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•
Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (CT) on November 10, 2004.
•
Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/mosy/ — QUICK *** EASY *** IMMEDIATE

•
Use the Internet to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (CT) on November 10, 2004.
•
Please have your proxy card and the last four digits of your Social Security Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Monolithic System Technology, c/o Shareowner Services,SM P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card
Please detach here

The Board of Directors Recommends a Vote "FOR" Items 1, 2 and 3.

1.	The election of Directors:	01 Carl E. Berg 03 Fu-Chieh Hsu 05 James D. Kupec	02 Wingyu Leung 04 Tommy Eng 06 Chi-Ping Hsu	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
2.
	Approval of the Company's 2000 Stock Option and Equity Incentive Plan, as amended, including approval of the material terms of such Plan and the performance goals thereunder for purposes of Internal Revenue Code Section 162(m).	☐	For	☐	Against	☐	Abstain
3.	The ratification of the appointment of Ernst & Young LLP as the Company's registered independent public accounting firm for the fiscal year ending December 31, 2004.	☐	For	☐	Against	☐	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES IN PROPOSAL ONE AND FOR EACH OF PROPOSALS TWO AND THREE.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING.

Address Change? Mark Box Indicate changes below:	☐	Date

Signature(s) in Box
Please sign exactly in the name or names in which you hold your shares of common stock. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian or other fiduciary, please give your full title. If signing for a corporate or other entity, please sign in full corporate or other entity name by a duly authorized officer or other agent.

QuickLinks

MONOLITHIC SYSTEM TECHNOLOGY, INC. NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS To be held on November 11, 2004
PROXY STATEMENT
GENERAL INFORMATION
SOLICITATION AND VOTING PROCEDURES
REVOCABILITY OF PROXIES
MANAGEMENT
EXECUTIVE COMPENSATION
SHARE OWNERSHIP
PERFORMANCE GRAPH COMPARISON OF STOCKHOLDER RETURN
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REPORT ON EXECUTIVE COMPENSATION BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SPECIAL NOTE
AUDIT COMMITTEE REPORT
PROPOSAL NO. 1: ELECTION OF DIRECTORS
NOMINEES
PROPOSAL NO. 2: APPROVAL OF AMENDED AND RESTATED 2000 STOCK OPTION AND EQUITY INCENTIVE PLAN
PROPOSAL NO. 3: RATIFICATION OF REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM FOR 2004
STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
OTHER MATTERS
Appendix A Monolithic System Technology, Inc. Audit Committee Charter
Appendix B MONOLITHIC SYSTEM TECHNOLOGY, INC. AMENDED AND RESTATED 2000 STOCK OPTION AND EQUITY INCENTIVE PLAN